The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

Scheduled Principal Balance:                        $1,317,220,845.88
Number of Mortgage Loans:                                       7,934
Average Scheduled Principal Balance:                      $166,022.29
Weighted Average Gross Coupon:                                  6.766%
Weighted Average Original Credit Score(3):                        622
Weighted Average Original LTV Ratio:                            79.77%
Weighted Average Original Combined LTV Ratio(1):                83.57%
Weighted Average Stated Remaining Term (months):                  352
Weighted Average Original Term (months):                          353
Weighted Average Roll Term (months):                               23
Weighted Average Gross Margin(2):                               3.569%
Weighted Average Initial Rate Cap(2):                           2.960%
Weighted Average Periodic Rate Cap(2):                          1.011%
Weighted Average Gross Maximum Lifetime Rate(2):               12.768%
Weighted Average Gross Minimum Lifetime Rate(2):                3.569%


(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)
(2)   Includes adjustable-rate Mortgage Loans only.
(3)   Does not include loans with no credit score available.

                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Product Type                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                                   52      $13,109,599.82        1.00%   $252,107.69       7.161%       73.53%      613
2Y/6M Libor Arm                           6,669    1,105,538,883.12       83.93     165,772.81       6.787        81.22       617
3Y/6M Libor Arm                             156       33,096,898.23        2.51     212,159.60       5.984        76.72       648
Balloon 360/180                             130       26,226,910.07        1.99     201,745.46       6.624        78.07       665
Fixed 15 Yr                                 239       22,634,472.38        1.72      94,704.91       7.011        68.32       638
Fixed 30 Yr                                 688      116,614,082.26        8.85     169,497.21       6.731        70.21       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Gross                           Number        Principal       Principal     Principal      Gross      Original     Credit
Mortgage Rate (%)                      of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                 5       $1,073,962.37        0.08%   $214,792.47       3.903%       74.78%      714
4.000 - 4.499                                17        4,016,105.99        0.30     236,241.53       4.280        76.95       661
4.500 - 4.999                               195       49,466,290.11        3.76     253,673.28       4.842        73.77       665
5.000 - 5.499                               345       79,023,420.28        6.00     229,053.39       5.269        75.01       655
5.500 - 5.999                             1,187      262,195,420.04       19.91     220,889.15       5.779        75.98       645
6.000 - 6.499                               843      161,744,304.99       12.28     191,867.50       6.253        77.74       635
6.500 - 6.999                             1,736      300,859,469.28       22.84     173,306.15       6.743        79.94       622
7.000 - 7.499                               775      119,183,328.10        9.05     153,784.94       7.254        83.57       612
7.500 - 7.999                             1,133      167,599,814.53       12.72     147,925.70       7.725        84.89       598
8.000 - 8.499                               486       58,933,483.53        4.47     121,262.31       8.258        86.63       589
8.500 - 8.999                               649       67,567,093.29        5.13     104,109.54       8.721        83.14       575
9.000 - 9.499                               212       17,759,700.08        1.35      83,772.17       9.251        82.89       568
9.500 - 9.999                               189       16,766,068.00        1.27      88,709.35       9.709        77.04       545
10.000 - 10.499                              54        3,751,444.80        0.28      69,471.20      10.230        78.74       556
10.500 - 10.999                              78        5,764,310.33        0.44      73,901.41      10.681        81.39       538
11.000 - 11.499                              20          980,605.35        0.07      49,030.27      11.271        79.84       538
11.500 - 11.999                               7          297,798.87        0.02      42,542.70      11.772        70.20       509
12.000 - 12.499                               3          238,225.94        0.02      79,408.65      12.201        78.18       524
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Unpaid                          Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             74       $1,545,931.79        0.12%    $20,890.97       8.974%       66.50%      580
25,000.01 - 50,000.00                       517       20,437,866.82        1.55      39,531.66       8.334        74.82       596
50,000.01 - 75,000.00                       970       61,563,008.37        4.67      63,467.02       7.698        78.32       604
75,000.01 - 100,000.00                    1,000       88,371,410.68        6.71      88,371.41       7.319        79.60       611
100,000.01 - 125,000.00                     980      110,495,032.14        8.39     112,750.03       7.214        80.31       615
125,000.01 - 150,000.00                     857      117,759,627.88        8.94     137,409.13       7.167        80.39       612
150,000.01 - 175,000.00                     764      123,703,320.95        9.39     161,915.34       6.808        79.63       614
175,000.01 - 200,000.00                     632      118,791,876.90        9.02     187,961.83       6.696        80.48       624
200,000.01 - 225,000.00                     446       94,958,980.17        7.21     212,912.51       6.587        79.66       626
225,000.01 - 250,000.00                     344       81,877,620.86        6.22     238,016.34       6.598        79.11       624
250,000.01 - 275,000.00                     260       68,312,078.58        5.19     262,738.76       6.560        80.32       624
275,000.01 - 300,000.00                     218       62,818,260.98        4.77     288,157.16       6.380        79.61       625
300,000.01 - 325,000.00                     161       50,352,399.19        3.82     312,747.82       6.606        82.30       623
325,000.01 - 359,650.00                     199       68,371,245.63        5.19     343,574.10       6.328        80.67       636
359,650.01 - 500,000.00                     350      144,412,981.21       10.96     412,608.52       6.325        81.06       630
500,000.01 -1,000,000.00                    162      103,449,203.73        7.85     638,575.33       6.140        76.71       641
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original                                Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             74       $1,549,546.00        0.12%    $20,939.81       8.975%       66.49%      580
25,000.01 - 50,000.00                       516       20,422,082.00        1.55      39,577.68       8.330        74.84       596
50,000.01 - 75,000.00                       970       61,637,525.00        4.67      63,543.84       7.700        78.30       604
75,000.01 - 100,000.00                    1,000       88,473,458.00        6.71      88,473.46       7.320        79.58       610
100,000.01 - 125,000.00                     980      110,631,504.00        8.39     112,889.29       7.215        80.30       615
125,000.01 - 150,000.00                     824      112,951,495.00        8.56     137,077.06       7.188        81.04       613
150,000.01 - 175,000.00                     793      128,114,908.00        9.71     161,557.26       6.805        79.07       614
175,000.01 - 200,000.00                     636      119,649,236.00        9.07     188,127.73       6.694        80.52       624
200,000.01 - 225,000.00                     446       95,088,965.00        7.21     213,203.96       6.583        79.60       625
225,000.01 - 250,000.00                     332       78,985,184.00        5.99     237,907.18       6.606        79.79       623
250,000.01 - 275,000.00                     272       71,392,964.00        5.41     262,474.13       6.560        79.57       625
275,000.01 - 300,000.00                     219       63,191,750.00        4.79     288,546.80       6.378        79.61       624
300,000.01 - 325,000.00                     161       50,426,554.00        3.82     313,208.41       6.606        82.30       623
325,000.01 - 359,650.00                     185       63,439,396.00        4.81     342,915.65       6.326        80.45       636
359,650.01 - 500,000.00                     364      149,676,219.00       11.35     411,198.40       6.325        81.14       630
500,000.01 -1,000,000.00                    162      103,619,136.00        7.85     639,624.30       6.140        76.71       641
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,319,249,922.00      100.00%   $166,278.03       6.766%       79.77%      622

(1) All weighted averages based on Original Principal Balance.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Remaining Term                          Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
121 - 180                                   369      $48,861,382.45        3.71%   $132,415.67       6.803%       73.55%      653
241 - 360                                 7,565    1,268,359,463.43       96.29     167,661.53       6.765        80.01       620
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Term                           Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
121 - 180                                   369      $48,861,382.45        3.71%   $132,415.67       6.803%       73.55%      653
301 - 360                                 7,565    1,268,359,463.43       96.29     167,661.53       6.765        80.01       620
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Original LTV (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 44       $3,545,765.32        0.27%    $80,585.58       6.898%       18.82%      604
25.01 - 30.00                                41        3,858,631.53        0.29      94,112.96       6.951        28.00       607
30.01 - 35.00                                33        3,497,071.87        0.27     105,971.87       6.677        32.66       619
35.01 - 40.00                                81       10,659,091.18        0.81     131,593.72       6.941        37.97       606
40.01 - 45.00                                65        9,053,962.56        0.69     139,291.73       6.469        43.08       611
45.01 - 50.00                               127       17,589,024.27        1.34     138,496.25       6.527        48.08       612
50.01 - 55.00                               163       26,667,573.09        2.02     163,604.74       6.358        52.61       619
55.01 - 60.00                               209       34,553,684.74        2.62     165,328.64       6.492        57.71       606
60.01 - 65.00                               254       40,367,882.07        3.06     158,928.67       6.592        62.65       610
65.01 - 70.00                               557       94,237,111.27        7.15     169,186.91       6.429        68.37       612
70.01 - 75.00                               682      119,801,773.49        9.10     175,662.42       6.679        73.90       605
75.01 - 80.00                             2,486      426,026,964.86       32.34     171,370.46       6.353        79.66       629
80.01 - 85.00                               833      139,540,302.35       10.59     167,515.37       7.112        84.47       609
85.01 - 90.00                             1,159      201,796,156.04       15.32     174,112.30       7.094        89.61       621
90.01 - 95.00                               581       92,456,523.96        7.02     159,133.43       7.313        94.78       638
95.01 - 100.00                              619       93,569,327.28        7.10     151,162.08       7.669        99.93       642
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original                                Number        Principal       Principal     Principal      Gross      Original     Credit
Combined LTV (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 44       $3,545,765.32        0.27%    $80,585.58       6.898%       18.82%      604
25.01 - 30.00                                41        3,858,631.53        0.29      94,112.96       6.951        28.00       607
30.01 - 35.00                                31        3,140,343.14        0.24     101,301.39       6.700        32.59       619
35.01 - 40.00                                79       10,470,574.79        0.79     132,538.92       6.948        37.99       606
40.01 - 45.00                                64        8,312,298.62        0.63     129,879.67       6.478        42.95       610
45.01 - 50.00                               127       18,046,207.25        1.37     142,096.12       6.528        47.91       611
50.01 - 55.00                               157       24,631,275.19        1.87     156,887.10       6.417        52.48       616
55.01 - 60.00                               202       32,639,953.79        2.48     161,583.93       6.501        57.70       605
60.01 - 65.00                               251       39,047,559.45        2.96     155,567.97       6.638        62.51       607
65.01 - 70.00                               539       91,982,715.21        6.98     170,654.39       6.431        68.28       611
70.01 - 75.00                               626      108,700,958.70        8.25     173,643.70       6.721        73.66       601
75.01 - 80.00                             1,017      192,566,794.48       14.62     189,347.88       6.721        79.12       613
80.01 - 85.00                               824      140,308,995.96       10.65     170,277.91       7.083        84.08       610
85.01 - 90.00                             1,197      212,852,178.70       16.16     177,821.37       7.052        88.75       622
90.01 - 95.00                               710      116,576,413.31        8.85     164,192.13       7.085        91.54       638
95.01 - 100.00                            2,025      310,540,180.44       23.58     153,353.18       6.533        85.90       642
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION OF MI COVERAGE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
MI Coverage                            of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                         4,742     $789,858,536.25       59.96%   $166,566.54       6.450%       72.28%      620
MGIC                                        552      101,055,146.63        7.67     183,070.92       6.993        89.59       626
PMI MTGE.                                   479       78,723,463.83        5.98     164,349.61       7.356        91.92       625
REPUBLIC                                    675      107,280,751.32        8.14     158,934.45       7.326        91.70       625
Radian GUARANTEE                            417       71,286,227.79        5.41     170,950.19       7.065        89.22       622
TRIAD                                       562       90,067,186.09        6.84     160,261.90       7.328        91.57       623
UNITED GTY                                  507       78,949,533.97        5.99     155,719.00       7.377        91.82       625
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
State                                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
California                                1,013     $285,073,697.70       21.64%   $281,415.30       6.119%       73.94%      631
Maryland                                    402       83,317,480.26        6.33     207,257.41       6.785        79.70       620
Florida                                     394       69,651,302.26        5.29     176,779.95       6.786        80.81       621
Arizona                                     367       62,597,273.83        4.75     170,564.78       6.796        82.94       624
Virginia                                    260       53,904,682.88        4.09     207,325.70       6.750        82.39       622
Illinois                                    373       48,584,252.03        3.69     130,252.69       7.235        84.51       616
Texas                                       514       47,084,012.06        3.57      91,603.14       7.582        79.69       612
New York                                    205       44,652,773.62        3.39     217,818.41       6.578        75.23       622
Washington                                  211       39,688,821.71        3.01     188,098.68       6.470        83.07       630
Nevada                                      177       39,642,252.71        3.01     223,967.53       6.698        79.22       620
New Jersey                                  172       37,155,217.85        2.82     216,018.71       7.039        75.87       611
Minnesota                                   237       35,987,667.77        2.73     151,846.70       6.878        80.06       615
Colorado                                    174       33,800,850.05        2.57     194,257.76       6.312        81.45       637
Georgia                                     190       30,987,425.26        2.35     163,091.71       6.938        85.06       615
North Carolina                              208       28,180,382.32        2.14     135,482.61       7.238        83.40       618
Missouri                                    226       23,678,228.01        1.80     104,770.92       7.126        83.18       619
Pennsylvania                                174       21,219,376.67        1.61     121,950.44       7.322        82.94       614
Ohio                                        194       20,988,652.58        1.59     108,188.93       7.243        85.48       617
Wisconsin                                   156       19,985,948.12        1.52     128,115.05       7.309        83.19       606
Oregon                                      106       19,779,107.16        1.50     186,595.35       6.233        80.50       653
Massachusetts                                80       19,177,199.40        1.46     239,714.99       6.725        76.29       623
Iowa                                        201       18,836,455.00        1.43      93,713.71       7.313        85.26       621
Louisiana                                   154       17,682,994.69        1.34     114,824.64       7.103        82.55       610
Tennessee                                   162       16,427,414.15        1.25     101,403.79       6.868        82.68       615
Michigan                                    126       13,920,880.87        1.06     110,483.18       7.265        82.04       611
Other                                     1,458      185,216,496.92       14.06     127,034.63       7.143        82.02       615
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY OCCUPANCY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Occupancy Type                         of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                            7,607   $1,274,691,836.49       96.77%   $167,568.27       6.770%       80.09%      621
Investor                                    247       28,277,093.87        2.15     114,482.16       6.660        68.42       639
Second Home                                  80       14,251,915.52        1.08     178,148.94       6.592        73.04       636
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Property Type                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                    7,333   $1,217,052,191.83       92.40%   $165,969.21       6.779%       79.95%      621
Lowrise Condo Sf                            433       67,838,257.11        5.15     156,670.34       6.639        80.77       630
2-4 Family                                  150       29,118,993.34        2.21     194,126.62       6.530        70.29       630
Highrise Condo Sf                            18        3,211,403.60        0.24     178,411.31       6.595        74.05       619
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY LOAN PURPOSE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Loan Purpose                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Cash Out                                  4,026     $713,484,063.79       54.17%   $177,219.09       6.705%       75.74%      615
Purchase                                  3,346      520,981,365.23       39.55     155,702.74       6.838        85.19       631
Rate/Term Refi                              562       82,755,416.86        6.28     147,251.63       6.844        80.32       623
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY DOCUMENTATION TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Documentation Type                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                  6,816   $1,068,637,280.42       81.13%   $156,783.64       6.851%       80.49%      618
Full Doc with 6 Mo. Bank Statements          43        7,896,687.40        0.60     183,643.89       6.405        69.15       624
Full Doc with 12 Mo. Bank Statements      1,075      240,686,878.06       18.27     223,894.77       6.400        76.90       637
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Credit Score                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
500 - 525                                   302      $34,483,529.66        2.62%   $114,183.87       8.883%       70.22%      515
526 - 550                                   553       72,420,719.58        5.50     130,959.71       8.144        72.51       539
551 - 575                                   810      121,313,525.07        9.21     149,769.78       7.321        77.12       564
576 - 600                                 1,427      220,717,568.08       16.76     154,672.44       6.979        79.03       588
601 - 625                                 1,595      270,442,648.89       20.53     169,556.52       6.711        81.26       613
626 - 650                                 1,343      237,614,358.25       18.04     176,928.04       6.574        82.52       638
651 - 675                                   968      180,523,217.19       13.70     186,490.93       6.189        81.09       663
676 - 700                                   465       91,083,879.37        6.91     195,879.31       6.067        80.70       686
701 - 725                                   216       43,179,943.15        3.28     199,907.14       6.012        79.63       710
726 - 750                                    98       20,013,361.05        1.52     204,217.97       5.936        79.31       737
751 - 775                                    60       11,552,934.36        0.88     192,548.91       6.069        80.38       762
776 - 800                                    30        7,161,061.85        0.54     238,702.06       5.749        75.82       786
801 - 825                                     6        1,062,103.22        0.08     177,017.20       6.085        65.42       804
Not Available                                61        5,651,996.16        0.43      92,655.67       7.913        80.99     N/A
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Prepayment Penalty                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                        6,020     $962,859,416.14       73.10%   $159,943.42       6.651%       80.09%      622
No Prepay Penalty                         1,914      354,361,429.74       26.90     185,141.81       7.077        78.88       621
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Prepayment Penalty                      Number        Principal       Principal     Principal      Gross      Original     Credit
Term (months)                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
None                                      1,914     $354,361,429.74       26.90%   $185,141.81       7.077%       78.88%      621
24                                        5,091      805,069,646.77       61.12     158,135.86       6.675        81.61       616
36                                          929      157,789,769.37       11.98     169,849.05       6.528        72.33       650
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

DISTRIBUTION BY LIEN TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Lien Type                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
First Lien                                7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    7,934   $1,317,220,845.88      100.00%   $166,022.29       6.766%       79.77%      622


DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Maximum Mortgage                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate ( %)                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                                 5       $1,073,962.37        0.09%   $214,792.47       3.903%       74.78%      714
10.000 - 10.499                              17        4,016,105.99        0.35     236,241.53       4.280        76.95       661
10.500 - 10.999                             190       48,180,308.04        4.18     253,580.57       4.840        73.71       665
11.000 - 11.499                             330       76,020,587.90        6.60     230,365.42       5.268        75.33       653
11.500 - 11.999                           1,035      227,067,739.88       19.72     219,389.12       5.770        77.33       639
12.000 - 12.499                             712      136,382,170.76       11.84     191,547.99       6.251        79.53       629
12.500 - 12.999                           1,403      244,087,251.57       21.19     173,975.23       6.743        81.86       618
13.000 - 13.499                             668      105,185,878.49        9.13     157,463.89       7.258        84.83       609
13.500 - 13.999                           1,010      151,336,521.52       13.14     149,838.14       7.725        85.83       596
14.000 - 14.499                             438       54,368,894.43        4.72     124,129.90       8.261        87.08       587
14.500 - 14.999                             578       62,601,924.52        5.44     108,307.83       8.722        83.70       572
15.000 - 15.499                             192       16,431,312.28        1.43      85,579.75       9.251        83.64       565
15.500 - 15.999                             161       15,016,398.86        1.30      93,269.56       9.709        77.98       542
16.000 - 16.499                              45        3,418,473.47        0.30      75,966.08      10.227        78.86       554
16.500 - 16.999                              67        5,296,433.76        0.46      79,051.25      10.683        82.38       536
17.000 - 17.499                              19          947,766.75        0.08      49,882.46      11.276        79.49       535
17.500 - 17.999                               5          219,346.28        0.02      43,869.26      11.766        71.33       511
18.000 - 18.499                               2           94,304.30        0.01      47,152.15      12.125        75.41       540
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Minimum Mortgage                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate (%)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
<= 0.499                                      1         $600,315.53        0.05%   $600,315.53       5.625%       75.00%      648
1.500 - 1.999                                43       15,650,681.02        1.36     363,969.33       5.160        72.02       699
2.000 - 2.499                               561      126,092,673.67       10.95     224,764.12       5.479        74.43       671
2.500 - 2.999                             1,203      235,106,538.93       20.41     195,433.53       5.911        76.29       632
3.000 - 3.499                             1,286      219,163,921.87       19.03     170,422.96       6.439        78.92       621
3.500 - 3.999                               926      166,794,369.25       14.48     180,123.51       6.822        84.72       618
4.000 - 4.499                               892      137,587,322.81       11.95     154,245.88       7.330        88.89       611
4.500 - 4.999                               892      126,011,111.93       10.94     141,268.06       7.863        89.25       593
5.000 - 5.499                               488       61,213,030.89        5.31     125,436.54       8.255        82.12       567
5.500 - 5.999                               323       36,920,458.06        3.21     114,304.82       8.724        75.42       541
6.000 - 6.499                               102       14,330,570.54        1.24     140,495.79       9.102        75.29       533
6.500 - 6.999                               144       10,622,605.85        0.92      73,768.10      10.050        81.19       542
7.000 - 7.499                                13        1,263,866.50        0.11      97,220.50      10.406        84.82       535
7.500 - 7.999                                 1          297,166.35        0.03     297,166.35      10.625        85.00       587
8.000 - 8.499                                 2           90,747.97        0.01      45,373.99      10.307        78.87       587
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY GROSS MARGIN

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Gross Margin (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 0.999                                 1         $600,315.53        0.05%   $600,315.53       5.625%       75.00%      648
1.500 - 1.999                                43       15,650,681.02        1.36     363,969.33       5.160        72.02       699
2.000 - 2.499                               561      126,092,673.67       10.95     224,764.12       5.479        74.43       671
2.500 - 2.999                             1,203      235,106,538.93       20.41     195,433.53       5.911        76.29       632
3.000 - 3.499                             1,286      219,163,921.87       19.03     170,422.96       6.439        78.92       621
3.500 - 3.999                               926      166,794,369.25       14.48     180,123.51       6.822        84.72       618
4.000 - 4.499                               892      137,587,322.81       11.95     154,245.88       7.330        88.89       611
4.500 - 4.999                               892      126,011,111.93       10.94     141,268.06       7.863        89.25       593
5.000 - 5.499                               488       61,213,030.89        5.31     125,436.54       8.255        82.12       567
5.500 - 5.999                               323       36,920,458.06        3.21     114,304.82       8.724        75.42       541
6.000 - 6.499                               102       14,330,570.54        1.24     140,495.79       9.102        75.29       533
6.500 - 6.999                               144       10,622,605.85        0.92      73,768.10      10.050        81.19       542
7.000 - 7.499                                13        1,263,866.50        0.11      97,220.50      10.406        84.82       535
7.500 - 7.999                                 1          297,166.35        0.03     297,166.35      10.625        85.00       587
8.000 - 8.499                                 2           90,747.97        0.01      45,373.99      10.307        78.87       587
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Initial Interest                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate Cap (%)                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
2.000                                       208      $46,206,498.05        4.01%   $222,146.63       6.318%       75.82%      638
3.000                                     6,669    1,105,538,883.12       95.99     165,772.81       6.787        81.22       617
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Periodic Interest                       Number        Principal       Principal     Principal      Gross      Original     Credit
Rate Cap (%)                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1.000                                     6,825   $1,138,635,781.35       98.86%   $166,833.08       6.763%       81.08%      618
2.000                                        52       13,109,599.82        1.14     252,107.69       7.161        73.53       613
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Next Rate                               Number        Principal       Principal     Principal      Gross      Original     Credit
Adjustment Date                        of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
March 2006                                    3         $710,450.48        0.06%   $236,816.83       7.652%       71.34%      561
April 2006                                   30        8,193,386.98        0.71     273,112.90       6.991        72.26       616
May 2006                                     18        4,145,762.36        0.36     230,320.13       7.420        76.58       616
June 2006                                     1           60,000.00        0.01      60,000.00       6.625        62.50       635
July 2006                                     1           24,743.24        0.00      24,743.24      12.125        62.50       501
August 2006                                   1           87,225.66        0.01      87,225.66       7.125        80.00       688
September 2006                                8        1,254,157.22        0.11     156,769.65       7.677        84.71       581
October 2006                                  1           71,805.56        0.01      71,805.56       9.375        95.00       585
November 2006                                 5        1,234,815.21        0.11     246,963.04       7.604        80.63       633
December 2006                                17        2,317,129.43        0.20     136,301.73       7.902        84.49       604
January 2007                                 31        5,604,133.05        0.49     180,778.49       6.974        84.39       607
February 2007                                21        4,762,812.70        0.41     226,800.60       6.822        83.28       625
March 2007                                  234       42,240,493.64        3.67     180,514.93       6.966        81.67       618
April 2007                                3,177      518,948,258.18       45.06     163,345.38       6.815        81.07       616
May 2007                                  3,100      518,014,076.23       44.98     167,101.31       6.729        81.19       618
June 2007                                    73       10,979,233.00        0.95     150,400.45       6.902        83.64       620
February 2008                                 1          258,906.34        0.02     258,906.34       5.750        75.36       634
March 2008                                    5        1,171,959.51        0.10     234,391.90       6.323        84.50       647
April 2008                                   76       15,231,082.58        1.32     200,408.98       5.955        76.32       648
May 2008                                     72       15,923,349.80        1.38     221,157.64       5.999        76.70       648
June 2008                                     2          511,600.00        0.04     255,800.00       5.717        72.22       673
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

Scheduled Principal Balance:                        $1,151,745,381.17
Number of Mortgage Loans:                                       6,877
Average Scheduled Principal Balance:                      $167,477.88
Weighted Average Gross Coupon:                                  6.768%
Weighted Average Original Credit Score(2):                        618
Weighted Average Original LTV Ratio:                            81.00%
Weighted Average Original Combined LTV Ratio(1):                85.02%
Weighted Average Stated Remaining Term (months):                  358
Weighted Average Original Term (months):                          360
Weighted Average Roll Term (months):                               23
Weighted Average Gross Margin:                                  3.569%
Weighted Average Initial Rate Cap:                              2.960%
Weighted Average Periodic Rate Cap:                             1.011%
Weighted Average Gross Maximum Lifetime Rate:                  12.768%
Weighted Average Gross Minimum Lifetime Rate:                   3.569%


(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)
(2)   Does not include loans with no credit score available.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Product Type                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                                   52      $13,109,599.82        1.14%   $252,107.69       7.161%       73.53%      613
2Y/6M Libor Arm                           6,669    1,105,538,883.12       95.99     165,772.81       6.787        81.22       617
3Y/6M Libor Arm                             156       33,096,898.23        2.87     212,159.60       5.984        76.72       648
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Gross                           Number        Principal       Principal     Principal      Gross      Original     Credit
Mortgage Rate (%)                      of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                 5       $1,073,962.37        0.09%   $214,792.47       3.903%       74.78%      714
4.000 - 4.499                                17        4,016,105.99        0.35     236,241.53       4.280        76.95       661
4.500 - 4.999                               190       48,180,308.04        4.18     253,580.57       4.840        73.71       665
5.000 - 5.499                               330       76,020,587.90        6.60     230,365.42       5.268        75.33       653
5.500 - 5.999                             1,035      227,067,739.88       19.72     219,389.12       5.770        77.33       639
6.000 - 6.499                               712      136,382,170.76       11.84     191,547.99       6.251        79.53       629
6.500 - 6.999                             1,403      244,087,251.57       21.19     173,975.23       6.743        81.86       618
7.000 - 7.499                               668      105,185,878.49        9.13     157,463.89       7.258        84.83       609
7.500 - 7.999                             1,010      151,336,521.52       13.14     149,838.14       7.725        85.83       596
8.000 - 8.499                               438       54,368,894.43        4.72     124,129.90       8.261        87.08       587
8.500 - 8.999                               578       62,601,924.52        5.44     108,307.83       8.722        83.70       572
9.000 - 9.499                               192       16,431,312.28        1.43      85,579.75       9.251        83.64       565
9.500 - 9.999                               161       15,016,398.86        1.30      93,269.56       9.709        77.98       542
10.000 - 10.499                              45        3,418,473.47        0.30      75,966.08      10.227        78.86       554
10.500 - 10.999                              67        5,296,433.76        0.46      79,051.25      10.683        82.38       536
11.000 - 11.499                              19          947,766.75        0.08      49,882.46      11.276        79.49       535
11.500 - 11.999                               5          219,346.28        0.02      43,869.26      11.766        71.33       511
12.000 - 12.499                               2           94,304.30        0.01      47,152.15      12.125        75.41       540
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Unpaid                          Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             53       $1,089,523.69        0.09%    $20,557.05       8.896%       69.24%      575
25,000.01 - 50,000.00                       405       15,975,324.35        1.39      39,445.25       8.371        77.80       587
50,000.01 - 75,000.00                       831       52,815,702.13        4.59      63,556.80       7.698        79.89       600
75,000.01 - 100,000.00                      877       77,578,398.92        6.74      88,458.84       7.338        81.06       607
100,000.01 - 125,000.00                     857       96,597,313.27        8.39     112,715.65       7.239        81.60       611
125,000.01 - 150,000.00                     767      105,329,543.41        9.15     137,326.65       7.184        81.95       610
150,000.01 - 175,000.00                     666      107,859,141.85        9.36     161,950.66       6.811        80.76       610
175,000.01 - 200,000.00                     545      102,320,355.03        8.88     187,743.77       6.713        81.74       619
200,000.01 - 225,000.00                     391       83,203,361.68        7.22     212,796.32       6.602        80.97       622
225,000.01 - 250,000.00                     291       69,175,651.74        6.01     237,717.02       6.637        81.16       616
250,000.01 - 275,000.00                     229       60,182,546.37        5.23     262,805.88       6.538        81.28       620
275,000.01 - 300,000.00                     190       54,698,326.63        4.75     287,885.93       6.388        80.63       620
300,000.01 - 325,000.00                     150       46,912,399.42        4.07     312,749.33       6.595        82.57       622
325,000.01 - 359,650.00                     165       56,600,548.20        4.91     343,033.63       6.338        81.89       631
359,650.01 - 500,000.00                     319      131,604,386.96       11.43     412,552.94       6.318        81.71       628
500,000.01 -1,000,000.00                    141       89,802,857.52        7.80     636,899.70       6.093        77.51       639
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00     167,477.88       6.768        81.00       618


DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original                                Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             53       $1,091,206.00        0.09%    $20,588.79       8.897%       69.23%      574
25,000.01 - 50,000.00                       404       15,944,589.00        1.38      39,466.80       8.367        77.85       587
50,000.01 - 75,000.00                       831       52,862,840.00        4.58      63,613.53       7.700        79.87       600
75,000.01 - 100,000.00                      877       77,655,371.00        6.73      88,546.60       7.338        81.04       607
100,000.01 - 125,000.00                     857       96,707,365.00        8.38     112,844.07       7.240        81.60       611
125,000.01 - 150,000.00                     743      101,841,061.00        8.83     137,067.38       7.202        82.49       610
150,000.01 - 175,000.00                     687      111,066,785.00        9.63     161,669.26       6.806        80.29       610
175,000.01 - 200,000.00                     549      103,172,915.00        8.94     187,928.81       6.713        81.76       619
200,000.01 - 225,000.00                     390       83,110,664.00        7.21     213,104.27       6.598        80.93       622
225,000.01 - 250,000.00                     285       67,760,990.00        5.87     237,757.86       6.633        81.67       617
250,000.01 - 275,000.00                     235       61,751,296.00        5.35     262,771.47       6.553        80.77       620
275,000.01 - 300,000.00                     191       55,057,319.00        4.77     288,258.21       6.386        80.62       620
300,000.01 - 325,000.00                     150       46,981,054.00        4.07     313,207.03       6.595        82.57       622
325,000.01 - 359,650.00                     153       52,369,921.00        4.54     342,287.07       6.342        81.78       631
359,650.01 - 500,000.00                     331      136,120,674.00       11.80     411,240.71       6.317        81.75       628
500,000.01 -1,000,000.00                    141       89,945,237.00        7.80     637,909.48       6.093        77.51       639
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,153,439,287.00      100.00     167,724.19       6.768        81.00       618

(1) All weighted averages based on Original Principal Balance.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Remaining Term                          Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
301 - 360                                 6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Term                           Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
241 - 360                                 6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY ORIGINAL LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Original LTV (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 26       $2,430,951.00        0.21%    $93,498.12       6.702%       18.85%      596
25.01 - 30.00                                27        2,640,108.94        0.23      97,781.81       7.132        27.88       588
30.01 - 35.00                                16        1,832,833.48        0.16     114,552.09       6.697        32.37       597
35.01 - 40.00                                44        6,058,755.42        0.53     137,698.99       7.079        37.92       592
40.01 - 45.00                                46        6,790,679.80        0.59     147,623.47       6.428        43.24       598
45.01 - 50.00                                81       12,004,192.07        1.04     148,199.90       6.435        48.04       602
50.01 - 55.00                               109       17,835,623.50        1.55     163,629.57       6.369        52.64       600
55.01 - 60.00                               143       23,691,749.68        2.06     165,676.57       6.409        57.73       593
60.01 - 65.00                               182       28,195,310.98        2.45     154,919.29       6.626        62.53       594
65.01 - 70.00                               432       73,799,553.21        6.41     170,832.30       6.402        68.40       602
70.01 - 75.00                               560      100,594,991.74        8.73     179,633.91       6.654        73.99       597
75.01 - 80.00                             2,234      382,927,268.32       33.25     171,408.80       6.325        79.68       626
80.01 - 85.00                               754      124,943,093.07       10.85     165,707.02       7.131        84.52       604
85.01 - 90.00                             1,076      188,767,225.63       16.39     175,434.22       7.082        89.62       619
90.01 - 95.00                               540       87,035,164.22        7.56     161,176.23       7.276        94.78       638
95.01 - 100.00                              607       92,197,880.11        8.01     151,891.07       7.664        99.94       642
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Combined                       Number        Principal       Principal     Principal      Gross      Original     Credit
LTV (%)                                of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 26       $2,430,951.00        0.21%    $93,498.12       6.702%       18.85%      596
25.01 - 30.00                                27        2,640,108.94        0.23      97,781.81       7.132        27.88       588
30.01 - 35.00                                16        1,832,833.48        0.16     114,552.09       6.697        32.37       597
35.01 - 40.00                                43        5,970,171.24        0.52     138,841.19       7.110        37.89       591
40.01 - 45.00                                45        6,153,864.76        0.53     136,752.55       6.434        43.31       599
45.01 - 50.00                                81       12,461,375.05        1.08     153,844.14       6.440        47.78       601
50.01 - 55.00                               103       16,343,745.11        1.42     158,677.14       6.432        52.50       597
55.01 - 60.00                               139       22,330,031.37        1.94     160,647.71       6.409        57.73       592
60.01 - 65.00                               180       27,324,195.03        2.37     151,801.08       6.671        62.55       591
65.01 - 70.00                               418       71,869,651.85        6.24     171,936.97       6.407        68.29       600
70.01 - 75.00                               511       91,453,602.15        7.94     178,969.87       6.714        73.77       592
75.01 - 80.00                               856      163,428,514.02       14.19     190,921.16       6.735        79.15       607
80.01 - 85.00                               740      124,489,136.47       10.81     168,228.56       7.101        84.33       606
85.01 - 90.00                             1,107      197,407,160.33       17.14     178,326.25       7.043        88.94       621
90.01 - 95.00                               657      108,931,329.72        9.46     165,801.11       7.063        91.62       637
95.01 - 100.00                            1,928      296,678,710.65       25.76     153,879.00       6.525        86.09       641
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION OF MI COVERAGE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
MI Coverage                            of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                         3,900     $658,802,018.14       57.20%   $168,923.59       6.417%       73.39%      614
MGIC                                        512       94,507,209.88        8.21     184,584.39       6.980        89.75       625
PMI MTGE.                                   451       74,337,969.37        6.45     164,829.20       7.357        92.02       624
REPUBLIC                                    632      100,881,224.12        8.76     159,622.19       7.339        91.94       623
Radian GUARANTEE                            376       64,566,174.98        5.61     171,718.55       7.043        89.32       620
TRIAD                                       536       85,659,877.47        7.44     159,813.20       7.332        91.75       622
UNITED GTY                                  470       72,990,907.21        6.34     155,299.80       7.370        92.01       624
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
State                                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
California                                  801     $235,708,256.16       20.47%   $294,267.49       6.071%       75.69%      624
Maryland                                    344       70,306,089.73        6.10     204,378.17       6.832        80.83       614
Florida                                     335       61,863,023.95        5.37     184,665.74       6.774        82.36       619
Arizona                                     313       55,987,524.22        4.86     178,873.88       6.790        83.73       620
Virginia                                    234       49,697,051.47        4.31     212,380.56       6.737        83.53       621
Illinois                                    359       47,308,616.59        4.11     131,778.88       7.233        84.88       615
Texas                                       389       36,392,683.84        3.16      93,554.46       7.594        81.22       605
Washington                                  182       35,027,978.90        3.04     192,461.42       6.412        83.58       627
New York                                    167       34,859,078.01        3.03     208,736.99       6.595        76.93       616
Minnesota                                   227       34,847,206.79        3.03     153,511.92       6.868        80.24       613
Nevada                                      150       34,106,601.87        2.96     227,377.35       6.708        80.90       621
New Jersey                                  155       33,765,220.67        2.93     217,840.13       7.030        76.54       610
Colorado                                    159       30,824,077.47        2.68     193,862.12       6.271        81.32       635
Georgia                                     171       28,635,081.99        2.49     167,456.62       6.914        85.66       614
North Carolina                              190       25,969,130.70        2.25     136,679.64       7.207        84.21       617
Missouri                                    191       20,903,266.72        1.81     109,441.19       7.101        83.58       615
Ohio                                        176       19,173,394.35        1.66     108,939.74       7.243        86.01       616
Pennsylvania                                152       18,910,149.49        1.64     124,408.88       7.385        83.99       611
Wisconsin                                   146       18,760,405.08        1.63     128,495.93       7.329        83.72       604
Iowa                                        195       18,472,957.57        1.60      94,733.12       7.303        85.35       621
Massachusetts                                75       18,015,081.46        1.56     240,201.09       6.734        77.13       623
Oregon                                       88       16,655,098.04        1.45     189,262.48       6.222        81.64       649
Louisiana                                   134       14,876,452.91        1.29     111,018.31       7.235        84.54       603
Tennessee                                   140       14,130,221.19        1.23     100,930.15       6.821        83.02       615
Michigan                                    114       12,933,012.38        1.12     113,447.48       7.275        82.76       609
South Carolina                               86       12,306,349.54        1.07     143,097.09       7.047        85.17       620
Other                                     1,204      151,311,370.08       13.14     125,673.90       7.160        82.84       611
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY OCCUPANCY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Occupancy Type                         of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                            6,629   $1,115,996,386.37       96.90%   $168,350.64       6.775%       81.34%      617
Investor                                    177       22,806,989.11        1.98     128,853.05       6.556        68.82       633
Second Home                                  71       12,942,005.69        1.12     182,281.77       6.552        73.48       634
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Property Type                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                    6,343   $1,061,642,709.31       92.18%   $167,372.33       6.783%       81.17%      617
Lowrise Condo Sf                            390       62,403,525.76        5.42     160,009.04       6.625        82.04       628
2-4 Family                                  126       24,487,742.50        2.13     194,347.16       6.510        71.91       622
Highrise Condo Sf                            18        3,211,403.60        0.28     178,411.31       6.595        74.05       619
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY LOAN PURPOSE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Loan Purpose                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Cash Out                                  3,262     $590,916,363.54       51.31%   $181,151.55       6.696%       77.02%      609
Purchase                                  3,184      497,681,336.37       43.21     156,306.95       6.845        85.54       629
Rate/Term Refi                              431       63,147,681.26        5.48     146,514.34       6.839        82.46       615
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY DOCUMENTATION TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Documentation Type                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                  5,975     $945,797,372.69       82.12%   $158,292.45       6.853%       81.65%      615
Full Doc with 6 Mo. Bank Statements          37        7,177,764.87        0.62     193,993.65       6.336        69.65       621
Full Doc with 12 Mo. Bank Statements        865      198,770,243.61       17.26     229,792.19       6.380        78.30       632
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Credit Score                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
500 - 525                                   290      $33,554,569.50        2.91%   $115,705.41       8.859%       70.37%      515
526 - 550                                   527       70,402,977.64        6.11     133,591.99       8.130        72.88       539
551 - 575                                   749      114,807,277.19        9.97     153,280.74       7.296        77.89       564
576 - 600                                 1,275      198,595,215.33       17.24     155,760.95       6.949        80.08       589
601 - 625                                 1,435      246,267,838.40       21.38     171,615.22       6.680        82.35       613
626 - 650                                 1,141      204,645,503.85       17.77     179,356.27       6.541        83.74       638
651 - 675                                   768      147,021,424.30       12.77     191,434.15       6.136        83.36       662
676 - 700                                   357       72,794,546.57        6.32     203,906.29       6.000        83.11       687
701 - 725                                   156       31,715,065.01        2.75     203,301.70       5.938        82.59       710
726 - 750                                    59       13,377,336.80        1.16     226,734.52       5.761        82.45       737
751 - 775                                    44        8,706,883.07        0.76     197,883.71       6.007        82.06       761
776 - 800                                    19        4,417,522.24        0.38     232,501.17       5.695        79.35       786
801 - 825                                     3          554,108.22        0.05     184,702.74       5.719        75.55       806
Not Available                                54        4,885,113.05        0.42      90,465.06       7.986        81.81    NO DATA
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Prepayment Penalty                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                        5,192     $827,789,592.48       71.87%   $159,435.59       6.651%       81.51%      617
No Prepay Penalty                         1,685      323,955,788.69       28.13     192,258.63       7.068        79.70       620
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Prepayment Penalty                      Number        Principal       Principal     Principal      Gross      Original     Credit
Term (months)                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
None                                      1,685     $323,955,788.69       28.13%   $192,258.63       7.068%       79.70%      620
24                                        5,073      802,336,262.40       69.66     158,158.14       6.675        81.65       616
36                                          119       25,453,330.08        2.21     213,893.53       5.887        77.11       648
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

DISTRIBUTION BY LIEN TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Lien Type                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
First Lien                                6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Maximum Mortgage                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate ( %)                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                                 5       $1,073,962.37        0.09%   $214,792.47       3.903%       74.78%      714
10.000 - 10.499                              17        4,016,105.99        0.35     236,241.53       4.280        76.95       661
10.500 - 10.999                             190       48,180,308.04        4.18     253,580.57       4.840        73.71       665
11.000 - 11.499                             330       76,020,587.90        6.60     230,365.42       5.268        75.33       653
11.500 - 11.999                           1,035      227,067,739.88       19.72     219,389.12       5.770        77.33       639
12.000 - 12.499                             712      136,382,170.76       11.84     191,547.99       6.251        79.53       629
12.500 - 12.999                           1,403      244,087,251.57       21.19     173,975.23       6.743        81.86       618
13.000 - 13.499                             668      105,185,878.49        9.13     157,463.89       7.258        84.83       609
13.500 - 13.999                           1,010      151,336,521.52       13.14     149,838.14       7.725        85.83       596
14.000 - 14.499                             438       54,368,894.43        4.72     124,129.90       8.261        87.08       587
14.500 - 14.999                             578       62,601,924.52        5.44     108,307.83       8.722        83.70       572
15.000 - 15.499                             192       16,431,312.28        1.43      85,579.75       9.251        83.64       565
15.500 - 15.999                             161       15,016,398.86        1.30      93,269.56       9.709        77.98       542
16.000 - 16.499                              45        3,418,473.47        0.30      75,966.08      10.227        78.86       554
16.500 - 16.999                              67        5,296,433.76        0.46      79,051.25      10.683        82.38       536
17.000 - 17.499                              19          947,766.75        0.08      49,882.46      11.276        79.49       535
17.500 - 17.999                               5          219,346.28        0.02      43,869.26      11.766        71.33       511
18.000 - 18.499                               2           94,304.30        0.01      47,152.15      12.125        75.41       540
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Minimum Mortgage                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate (%)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
<= 0.499                                      1         $600,315.53        0.05%   $600,315.53       5.625%       75.00%      648
1.500 - 1.999                                43       15,650,681.02        1.36     363,969.33       5.160        72.02       699
2.000 - 2.499                               561      126,092,673.67       10.95     224,764.12       5.479        74.43       671
2.500 - 2.999                             1,203      235,106,538.93       20.41     195,433.53       5.911        76.29       632
3.000 - 3.499                             1,286      219,163,921.87       19.03     170,422.96       6.439        78.92       621
3.500 - 3.999                               926      166,794,369.25       14.48     180,123.51       6.822        84.72       618
4.000 - 4.499                               892      137,587,322.81       11.95     154,245.88       7.330        88.89       611
4.500 - 4.999                               892      126,011,111.93       10.94     141,268.06       7.863        89.25       593
5.000 - 5.499                               488       61,213,030.89        5.31     125,436.54       8.255        82.12       567
5.500 - 5.999                               323       36,920,458.06        3.21     114,304.82       8.724        75.42       541
6.000 - 6.499                               102       14,330,570.54        1.24     140,495.79       9.102        75.29       533
6.500 - 6.999                               144       10,622,605.85        0.92      73,768.10      10.050        81.19       542
7.000 - 7.499                                13        1,263,866.50        0.11      97,220.50      10.406        84.82       535
7.500 - 7.999                                 1          297,166.35        0.03     297,166.35      10.625        85.00       587
8.000 - 8.499                                 2           90,747.97        0.01      45,373.99      10.307        78.87       587
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY GROSS MARGIN

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Gross Margin (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 0.999                                 1         $600,315.53        0.05%   $600,315.53       5.625%       75.00%      648
1.500 - 1.999                                43       15,650,681.02        1.36     363,969.33       5.160        72.02       699
2.000 - 2.499                               561      126,092,673.67       10.95     224,764.12       5.479        74.43       671
2.500 - 2.999                             1,203      235,106,538.93       20.41     195,433.53       5.911        76.29       632
3.000 - 3.499                             1,286      219,163,921.87       19.03     170,422.96       6.439        78.92       621
3.500 - 3.999                               926      166,794,369.25       14.48     180,123.51       6.822        84.72       618
4.000 - 4.499                               892      137,587,322.81       11.95     154,245.88       7.330        88.89       611
4.500 - 4.999                               892      126,011,111.93       10.94     141,268.06       7.863        89.25       593
5.000 - 5.499                               488       61,213,030.89        5.31     125,436.54       8.255        82.12       567
5.500 - 5.999                               323       36,920,458.06        3.21     114,304.82       8.724        75.42       541
6.000 - 6.499                               102       14,330,570.54        1.24     140,495.79       9.102        75.29       533
6.500 - 6.999                               144       10,622,605.85        0.92      73,768.10      10.050        81.19       542
7.000 - 7.499                                13        1,263,866.50        0.11      97,220.50      10.406        84.82       535
7.500 - 7.999                                 1          297,166.35        0.03     297,166.35      10.625        85.00       587
8.000 - 8.499                                 2           90,747.97        0.01      45,373.99      10.307        78.87       587
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Initial Interest                        Number        Principal       Principal     Principal      Gross      Original     Credit
Rate Cap (%)                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
2.000                                       208      $46,206,498.05        4.01%   $222,146.63       6.318%       75.82%      638
3.000                                     6,669    1,105,538,883.12       95.99     165,772.81       6.787        81.22       617
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Periodic Interest                       Number        Principal       Principal     Principal      Gross      Original     Credit
Rate Cap (%)                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
1.000                                     6,825   $1,138,635,781.35       98.86%   $166,833.08       6.763%       81.08%      618
2.000                                        52       13,109,599.82        1.14     252,107.69       7.161        73.53       613
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (ARM Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Next Rate                               Number        Principal       Principal     Principal      Gross      Original     Credit
Adjustment Date                        of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
March 2006                                    3         $710,450.48        0.06%   $236,816.83       7.652%       71.34%      561
April 2006                                   30        8,193,386.98        0.71     273,112.90       6.991        72.26       616
May 2006                                     18        4,145,762.36        0.36     230,320.13       7.420        76.58       616
June 2006                                     1           60,000.00        0.01      60,000.00       6.625        62.50       635
July 2006                                     1           24,743.24        0.00      24,743.24      12.125        62.50       501
August 2006                                   1           87,225.66        0.01      87,225.66       7.125        80.00       688
September 2006                                8        1,254,157.22        0.11     156,769.65       7.677        84.71       581
October 2006                                  1           71,805.56        0.01      71,805.56       9.375        95.00       585
November 2006                                 5        1,234,815.21        0.11     246,963.04       7.604        80.63       633
December 2006                                17        2,317,129.43        0.20     136,301.73       7.902        84.49       604
January 2007                                 31        5,604,133.05        0.49     180,778.49       6.974        84.39       607
February 2007                                21        4,762,812.70        0.41     226,800.60       6.822        83.28       625
March 2007                                  234       42,240,493.64        3.67     180,514.93       6.966        81.67       618
April 2007                                3,177      518,948,258.18       45.06     163,345.38       6.815        81.07       616
May 2007                                  3,100      518,014,076.23       44.98     167,101.31       6.729        81.19       618
June 2007                                    73       10,979,233.00        0.95     150,400.45       6.902        83.64       620
February 2008                                 1          258,906.34        0.02     258,906.34       5.750        75.36       634
March 2008                                    5        1,171,959.51        0.10     234,391.90       6.323        84.50       647
April 2008                                   76       15,231,082.58        1.32     200,408.98       5.955        76.32       648
May 2008                                     72       15,923,349.80        1.38     221,157.64       5.999        76.70       648
June 2008                                     2          511,600.00        0.04     255,800.00       5.717        72.22       673
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    6,877   $1,151,745,381.17      100.00%   $167,477.88       6.768%       81.00%      618


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

Collateral Summary

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

Scheduled Principal Balance:                        $165,475,464.71
Number of Mortgage Loans:                                     1,057
Average Scheduled Principal Balance:                    $156,552.00
Weighted Average Gross Coupon:                                6.752%
Weighted Average Original Credit Score(2):                      647
Weighted Average Original LTV Ratio:                          71.20%
Weighted Average Original Combined LTV Ratio(1):              73.48%
Weighted Average Stated Remaining Term (months):                305
Weighted Average Original Term (months):                        307


(1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)
(2)   Does not include loans with no credit score available.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Product Type                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Balloon 360/180                             130      $26,226,910.07       15.85%   $201,745.46       6.624%       78.07%      665
Fixed 15 Yr                                 239       22,634,472.38       13.68      94,704.91       7.011        68.32       638
Fixed 30 Yr                                 688      116,614,082.26       70.47     169,497.21       6.731        70.21       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Gross                           Number        Principal       Principal     Principal      Gross      Original     Credit
Mortgage Rate (%)                      of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                 5       $1,285,982.07        0.78%   $257,196.41       4.933%       75.92%      663
5.000 - 5.499                                15        3,002,832.38        1.81     200,188.83       5.301        66.88       699
5.500 - 5.999                               152       35,127,680.16       21.23     231,103.16       5.837        67.27       682
6.000 - 6.499                               131       25,362,134.23       15.33     193,604.08       6.265        68.13       665
6.500 - 6.999                               333       56,772,217.71       34.31     170,487.14       6.743        71.70       641
7.000 - 7.499                               107       13,997,449.61        8.46     130,817.29       7.225        74.10       630
7.500 - 7.999                               123       16,263,293.01        9.83     132,221.89       7.723        76.16       617
8.000 - 8.499                                48        4,564,589.10        2.76      95,095.61       8.231        81.28       618
8.500 - 8.999                                71        4,965,168.77        3.00      69,931.95       8.712        76.07       603
9.000 - 9.499                                20        1,328,387.80        0.80      66,419.39       9.247        73.69       596
9.500 - 9.999                                28        1,749,669.14        1.06      62,488.18       9.712        68.91       568
10.000 - 10.499                               9          332,971.33        0.20      36,996.81      10.262        77.48       577
10.500 - 10.999                              11          467,876.57        0.28      42,534.23      10.659        70.18       562
11.000 - 11.499                               1           32,838.60        0.02      32,838.60      11.125        90.00       598
11.500 - 11.999                               2           78,452.59        0.05      39,226.30      11.787        67.04       504
12.000 - 12.499                               1          143,921.64        0.09     143,921.64      12.250        80.00       514
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Current Unpaid                          Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             21         $456,408.10        0.28%    $21,733.72       9.159%       59.95%      596
25,000.01 - 50,000.00                       112        4,462,542.47        2.70      39,844.13       8.200        64.13       624
50,000.01 - 75,000.00                       139        8,747,306.24        5.29      62,930.26       7.700        68.88       629
75,000.01 - 100,000.00                      123       10,793,011.76        6.52      87,748.06       7.189        69.12       638
100,000.01 - 125,000.00                     123       13,897,718.87        8.40     112,989.58       7.043        71.32       642
125,000.01 - 150,000.00                      90       12,430,084.47        7.51     138,112.05       7.025        67.21       636
150,000.01 - 175,000.00                      98       15,844,179.10        9.57     161,675.30       6.790        71.93       639
175,000.01 - 200,000.00                      87       16,471,521.87        9.95     189,327.84       6.588        72.64       649
200,000.01 - 225,000.00                      55       11,755,618.49        7.10     213,738.52       6.476        70.45       653
225,000.01 - 250,000.00                      53       12,701,969.12        7.68     239,659.79       6.389        67.98       667
250,000.01 - 275,000.00                      31        8,129,532.21        4.91     262,242.97       6.720        73.21       652
275,000.01 - 300,000.00                      28        8,119,934.35        4.91     289,997.66       6.324        72.74       657
300,000.01 - 325,000.00                      11        3,439,999.77        2.08     312,727.25       6.761        78.63       641
325,000.01 - 359,650.00                      34       11,770,697.43        7.11     346,196.98       6.279        74.80       661
359,650.01 - 500,000.00                      31       12,808,594.25        7.74     413,180.46       6.394        74.46       655
500,000.01 -1,000,000.00                     21       13,646,346.21        8.25     649,826.01       6.446        71.42       654
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original                                Number        Principal       Principal     Principal      Gross      Original     Credit
Principal Balance ($)                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             21         $458,340.00        0.28%    $21,825.71       9.160%       59.98%      596
25,000.01 - 50,000.00                       112        4,477,493.00        2.70      39,977.62       8.199        64.13       624
50,000.01 - 75,000.00                       139        8,774,685.00        5.29      63,127.23       7.700        68.87       629
75,000.01 - 100,000.00                      123       10,818,087.00        6.52      87,951.93       7.189        69.11       638
100,000.01 - 125,000.00                     123       13,924,139.00        8.40     113,204.38       7.043        71.31       642
125,000.01 - 150,000.00                      81       11,110,434.00        6.70     137,165.85       7.066        67.77       634
150,000.01 - 175,000.00                     106       17,048,123.00       10.28     160,831.35       6.797        71.09       639
175,000.01 - 200,000.00                      87       16,476,321.00        9.94     189,383.00       6.572        72.75       651
200,000.01 - 225,000.00                      56       11,978,301.00        7.22     213,898.23       6.480        70.44       652
225,000.01 - 250,000.00                      47       11,224,194.00        6.77     238,812.64       6.443        68.44       666
250,000.01 - 275,000.00                      37        9,641,668.00        5.81     260,585.62       6.605        71.86       656
275,000.01 - 300,000.00                      28        8,134,431.00        4.91     290,515.39       6.324        72.74       657
300,000.01 - 325,000.00                      11        3,445,500.00        2.08     313,227.27       6.760        78.63       641
325,000.01 - 359,650.00                      32       11,069,475.00        6.68     345,921.09       6.248        74.14       662
359,650.01 - 500,000.00                      33       13,555,545.00        8.18     410,774.09       6.413        75.01       654
500,000.01 -1,000,000.00                     21       13,673,899.00        8.25     651,138.05       6.446        71.42       653
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,810,635.00      100.00%   $156,869.10       6.752%       71.19%      648

(1) All weighted averages based on Original Principal Balance.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Remaining Term                          Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
121 - 180                                   369      $48,861,382.45       29.53%   $132,415.67       6.803%       73.55%      653
301 - 360                                   688      116,614,082.26       70.47     169,497.21       6.731        70.21       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Term                           Number        Principal       Principal     Principal      Gross      Original     Credit
(months)                               of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
121 - 180                                   369      $48,861,382.45       29.53%   $132,415.67       6.803%       73.55%      653
241 - 360                                   688      116,614,082.26       70.47     169,497.21       6.731        70.21       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Original LTV (%)                       of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 18       $1,114,814.32        0.67%    $61,934.13       7.327%       18.75%      622
25.01 - 30.00                                14        1,218,522.59        0.74      87,037.33       6.560        28.26       649
30.01 - 35.00                                17        1,664,238.39        1.01      97,896.38       6.655        32.98       643
35.01 - 40.00                                37        4,600,335.76        2.78     124,333.40       6.760        38.05       624
40.01 - 45.00                                19        2,263,282.76        1.37     119,120.15       6.592        42.58       652
45.01 - 50.00                                46        5,584,832.20        3.38     121,409.40       6.723        48.18       634
50.01 - 55.00                                54        8,831,949.59        5.34     163,554.62       6.337        52.55       657
55.01 - 60.00                                66       10,861,935.06        6.56     164,574.77       6.673        57.65       635
60.01 - 65.00                                72       12,172,571.09        7.36     169,063.49       6.512        62.93       647
65.01 - 70.00                               125       20,437,558.06       12.35     163,500.46       6.524        68.25       650
70.01 - 75.00                               122       19,206,781.75       11.61     157,432.64       6.808        73.45       645
75.01 - 80.00                               252       43,099,696.54       26.05     171,030.54       6.605        79.45       655
80.01 - 85.00                                79       14,597,209.28        8.82     184,774.80       6.951        84.11       648
85.01 - 90.00                                83       13,028,930.41        7.87     156,975.07       7.271        89.59       642
90.01 - 95.00                                41        5,421,359.74        3.28     132,228.29       7.896        94.79       649
95.01 - 100.00                               12        1,371,447.17        0.83     114,287.26       8.060        98.95       657
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL COMBINED LTV

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Original Combined                       Number        Principal       Principal     Principal      Gross      Original     Credit
LTV (%)                                of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                                 18       $1,114,814.32        0.67%    $61,934.13       7.327%       18.75%      622
25.01 - 30.00                                14        1,218,522.59        0.74      87,037.33       6.560        28.26       649
30.01 - 35.00                                15        1,307,509.66        0.79      87,167.31       6.704        32.90       651
35.01 - 40.00                                36        4,500,403.55        2.72     125,011.21       6.733        38.12       625
40.01 - 45.00                                19        2,158,433.86        1.30     113,601.78       6.604        41.91       641
45.01 - 50.00                                46        5,584,832.20        3.38     121,409.40       6.723        48.18       634
50.01 - 55.00                                54        8,287,530.08        5.01     153,472.78       6.386        52.44       654
55.01 - 60.00                                63       10,309,922.42        6.23     163,649.56       6.702        57.65       634
60.01 - 65.00                                71       11,723,364.42        7.08     165,117.81       6.560        62.42       643
65.01 - 70.00                               121       20,113,063.36       12.15     166,223.66       6.516        68.23       650
70.01 - 75.00                               115       17,247,356.55       10.42     149,977.01       6.757        73.06       645
75.01 - 80.00                               161       29,138,280.46       17.61     180,983.11       6.645        78.96       647
80.01 - 85.00                                84       15,819,859.49        9.56     188,331.66       6.947        82.12       647
85.01 - 90.00                                90       15,445,018.37        9.33     171,611.32       7.173        86.39       647
90.01 - 95.00                                53        7,645,083.59        4.62     144,246.86       7.396        90.40       659
95.01 - 100.00                               97       13,861,469.79        8.38     142,901.75       6.702        81.77       672
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION OF MI COVERAGE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
MI Coverage                            of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
No MI -LTV <= 80%                           842     $131,056,518.11       79.20%   $155,649.07       6.618%       66.67%      648
MGIC                                         40        6,547,936.75        3.96     163,698.42       7.169        87.28       640
PMI MTGE.                                    28        4,385,494.46        2.65     156,624.80       7.345        90.22       650
REPUBLIC                                     43        6,399,527.20        3.87     148,826.21       7.125        87.95       654
Radian GUARANTEE                             41        6,720,052.81        4.06     163,903.73       7.280        88.24       645
TRIAD                                        26        4,407,308.62        2.66     169,511.87       7.249        88.16       653
UNITED GTY                                   37        5,958,626.76        3.60     161,043.97       7.457        89.44       640
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
State                                  of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
California                                  212      $49,365,441.54       29.83%   $232,855.86       6.347%       65.56%      661
Maryland                                     58       13,011,390.53        7.86     224,334.32       6.532        73.56       653
Texas                                       125       10,691,328.22        6.46      85,530.63       7.543        74.49       635
New York                                     38        9,793,695.61        5.92     257,728.83       6.519        69.19       643
Florida                                      59        7,788,278.31        4.71     132,004.72       6.875        68.56       641
Arizona                                      54        6,609,749.61        3.99     122,402.77       6.847        76.24       656
Nevada                                       27        5,535,650.84        3.35     205,024.11       6.633        68.87       619
Washington                                   29        4,660,842.81        2.82     160,718.72       6.901        79.21       657
Virginia                                     26        4,207,631.41        2.54     161,831.98       6.907        68.92       640
New Jersey                                   17        3,389,997.18        2.05     199,411.60       7.136        69.19       621
Oregon                                       18        3,124,009.12        1.89     173,556.06       6.292        74.46       676
Colorado                                     15        2,976,772.58        1.80     198,451.51       6.729        82.77       663
Louisiana                                    20        2,806,541.78        1.70     140,327.09       6.404        72.04       648
Missouri                                     35        2,774,961.29        1.68      79,284.61       7.315        80.19       647
Hawaii                                       11        2,530,542.22        1.53     230,049.29       6.163        68.55       647
Georgia                                      19        2,352,343.27        1.42     123,807.54       7.224        77.66       630
Pennsylvania                                 22        2,309,227.18        1.40     104,964.87       6.800        74.39       641
Tennessee                                    22        2,297,192.96        1.39     104,417.86       7.152        80.58       617
North Carolina                               18        2,211,251.62        1.34     122,847.31       7.605        73.90       637
Oklahoma                                     27        1,997,225.23        1.21      73,971.30       7.546        81.45       642
Utah                                         10        1,845,618.34        1.12     184,561.83       6.502        77.81       696
Ohio                                         18        1,815,258.23        1.10     100,847.68       7.240        79.90       630
Connecticut                                   8        1,692,407.69        1.02     211,550.96       6.571        75.91       681
Mississippi                                  10        1,678,162.91        1.01     167,816.29       7.515        79.43       627
Other                                       159       18,009,944.23       10.88     113,270.09       7.227        72.63       629
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY OCCUPANCY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Occupancy Type                         of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                              978     $158,695,450.12       95.90%   $162,265.29       6.738%       71.37%      647
Investor                                     70        5,470,104.76        3.31      78,144.35       7.096        66.75       666
Second Home                                   9        1,309,909.83        0.79     145,545.54       6.983        68.68       662
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648

                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Property Type                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Single Fam Detached                         990     $155,409,482.52       93.92%   $156,979.28       6.754%       71.66%      647
Lowrise Condo Sf                             43        5,434,731.35        3.28     126,389.10       6.796        66.16       660
2-4 Family                                   24        4,631,250.84        2.80     192,968.79       6.641        61.72       671
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY LOAN PURPOSE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Loan Purpose                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Cash Out                                    764      122,567,700.25       74.07     160,428.93       6.748        69.59       646
Purchase                                    162      $23,300,028.86       14.08%   $143,827.34       6.685%       77.82%      661
Rate/Term Refi                              131       19,607,735.60       11.85     149,677.37       6.861        73.40       646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY DOCUMENTATION TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Documentation Type                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                    841     $122,839,907.73       74.23%   $146,064.10       6.839%       71.56%      643
Full Doc with 6 Mo. Bank Statements           6          718,922.53        0.43     119,820.42       7.091        64.08       656
Full Doc with 12 Mo. Bank Statements        210       41,916,634.45       25.33     199,603.02       6.493        70.25       662
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

The Mortgage Loans (Fixed Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Credit Score                           of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
500 - 525                                    12         $928,960.16        0.56%    $77,413.35       9.741%       64.81%      517
526 - 550                                    26        2,017,741.94        1.22      77,605.46       8.626        59.57       543
551 - 575                                    61        6,506,247.88        3.93     106,659.80       7.752        63.59       566
576 - 600                                   152       22,122,352.75       13.37     145,541.79       7.253        69.65       588
601 - 625                                   160       24,174,810.49       14.61     151,092.57       7.021        70.13       614
626 - 650                                   202       32,968,854.40       19.92     163,212.15       6.781        74.96       638
651 - 675                                   200       33,501,792.89       20.25     167,508.96       6.417        71.12       664
676 - 700                                   108       18,289,332.80       11.05     169,345.67       6.335        71.13       685
701 - 725                                    60       11,464,878.14        6.93     191,081.30       6.214        71.46       711
726 - 750                                    39        6,636,024.25        4.01     170,154.47       6.288        72.98       736
751 - 775                                    16        2,846,051.29        1.72     177,878.21       6.260        75.22       765
776 - 800                                    11        2,743,539.61        1.66     249,412.69       5.837        70.13       785
801 - 825                                     3          507,995.00        0.31     169,331.67       6.483        54.37       802
Not Available                                 7          766,883.11        0.46     109,554.73       7.447        75.75    NO DATA
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Prepayment Penalty                     of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                          828     $135,069,823.66       81.63%   $163,127.81       6.656%       71.43%      650
No Prepay Penalty                           229       30,405,641.05       18.37     132,775.73       7.178        70.17       636
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
Prepayment Penalty                      Number        Principal       Principal     Principal      Gross      Original     Credit
Term (months)                          of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
None                                        229      $30,405,641.05       18.37%   $132,775.73       7.178%       70.17%      636
24                                           18        2,733,384.37        1.65     151,854.69       6.901        72.32       670
36                                          810      132,336,439.29       79.97     163,378.32       6.651        71.41       650
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

DISTRIBUTION BY LIEN TYPE

                                                                        % of
                                                                       Pool by                                              Wtd.
                                                       Unpaid          Unpaid         Avg.       Wtd. Avg.    Wtd. Avg.     Avg.
                                        Number        Principal       Principal     Principal      Gross      Original     Credit
Lien Type                              of Loans        Balance         Balance       Balance      Coupon         LTV       Score
---------------------------------------------------------------------------------------------------------------------------------
First Lien                                1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,057     $165,475,464.71      100.00%   $156,552.00       6.752%       71.20%      648


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

Original Principal Balances of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Range ($)                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                              2        $39,480.00        0.01    19,740.00   8.852     70.00     86.18    577
25,000.01 - 50,000.00                        39      1,628,215.00        0.61    41,749.10   7.370     79.58     97.64    614
50,000.01 - 75,000.00                       213     13,635,900.00        5.12    64,018.31   6.832     79.68     98.72    619
75,000.01 - 100,000.00                      246     21,746,578.00        8.17    88,400.72   6.532     79.38     98.82    624
100,000.01 - 125,000.00                     262     29,423,557.00       11.05   112,303.65   6.502     79.68     99.31    631
125,000.01 - 150,000.00                     207     28,365,729.00       10.66   137,032.51   6.392     79.60     99.01    633
150,000.01 - 175,000.00                     150     24,260,547.00        9.11   161,736.98   5.902     79.09     98.74    639
175,000.01 - 200,000.00                     139     26,113,630.00        9.81   187,867.84   5.851     79.11     98.73    643
200,000.01 - 225,000.00                      81     17,194,819.00        6.46   212,281.72   5.944     79.71     98.67    645
225,000.01 - 250,000.00                      64     15,139,064.00        5.69   236,547.88   6.032     79.16     97.13    647
250,000.01 - 275,000.00                      47     12,331,015.00        4.63   262,362.02   5.882     78.66     96.72    658
275,000.01 - 300,000.00                      35      9,995,956.00        3.76   285,598.74   5.703     79.86     98.84    654
300,000.01 - 325,000.00                      17      5,314,568.00        2.00   312,621.65   5.720     80.34     97.53    639
325,000.01 - 359,650.00                      35     11,989,526.00        4.50   342,557.89   5.799     78.80     97.30    654
359,650.01 - 500,000.00                      55     22,573,355.00        8.48   410,424.64   5.580     79.63     98.55    657
500,000.01 -1,000,000.00                     41     26,417,963.00        9.93   644,340.56   5.913     75.04     91.49    657
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $266,169,902.00      100.00   162,994.43   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Principal Balances of Mortgage Loans as of Cutoff Date

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Range ($)                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                              2        $39,435.34        0.01    19,717.67   8.852     70.00     86.18    577
25,000.01 - 50,000.00                        39      1,626,431.65        0.61    41,703.38   7.370     79.58     97.64    614
50,000.01 - 75,000.00                       214     13,689,987.15        5.15    63,971.90   6.831     79.68     98.72    618
75,000.01 - 100,000.00                      245     21,642,984.02        8.14    88,338.71   6.532     79.38     98.81    624
100,000.01 - 125,000.00                     262     29,380,189.91       11.06   112,138.13   6.503     79.68     99.31    631
125,000.01 - 150,000.00                     209     28,625,971.37       10.77   136,966.37   6.389     79.45     99.02    633
150,000.01 - 175,000.00                     150     24,271,313.66        9.13   161,808.76   5.898     79.27     98.74    640
175,000.01 - 200,000.00                     137     25,723,546.81        9.68   187,763.12   5.851     79.10     98.72    642
200,000.01 - 225,000.00                      81     17,168,526.50        6.46   211,957.12   5.944     79.71     98.67    645
225,000.01 - 250,000.00                      65     15,364,157.91        5.78   236,371.66   6.022     78.93     96.69    649
250,000.01 - 275,000.00                      46     12,060,859.71        4.54   262,192.60   5.892     78.94     97.27    655
275,000.01 - 300,000.00                      35      9,977,602.63        3.75   285,074.36   5.703     79.86     98.84    654
300,000.01 - 325,000.00                      17      5,305,898.17        2.00   312,111.66   5.721     80.34     97.53    639
325,000.01 - 359,650.00                      36     12,327,175.90        4.64   342,421.55   5.812     78.83     97.38    655
359,650.01 - 500,000.00                      54     22,180,031.36        8.35   410,741.32   5.569     79.62     98.53    657
500,000.01 -1,000,000.00                     41     26,375,393.55        9.92   643,302.28   5.913     75.04     91.49    657
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Current Mortgage Rates of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Mortgage Rates (%)                     of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                 2       $227,444.76        0.09   113,722.38   3.727     80.00     99.12    714
4.000 - 4.499                                 7      1,348,143.22        0.51   192,591.89   4.328     80.00    100.00    661
4.500 - 4.999                                93     23,564,924.70        8.87   253,386.29   4.811     79.03     98.55    671
5.000 - 5.499                               154     32,384,863.53       12.19   210,291.32   5.267     79.22     98.33    662
5.500 - 5.999                               401     78,115,047.33       29.39   194,800.62   5.775     78.68     97.61    650
6.000 - 6.499                               264     43,697,766.51       16.44   165,521.84   6.241     78.53     97.81    643
6.500 - 6.999                               457     59,127,631.92       22.25   129,382.13   6.714     79.21     97.88    624
7.000 - 7.499                               140     15,405,285.71        5.80   110,037.76   7.222     79.41     98.21    611
7.500 - 7.999                                71      8,252,367.94        3.11   116,230.53   7.648     78.58     96.95    603
8.000 - 8.499                                 8        595,047.58        0.22    74,380.95   8.265     81.45     95.15    599
8.500 - 8.999                                18      1,556,166.61        0.59    86,453.70   8.737     83.49     91.92    579
9.000 - 9.499                                 8        534,159.37        0.20    66,769.92   9.212     86.29     91.68    549
9.500 - 9.999                                 7        619,369.58        0.23    88,481.37   9.688     79.26     86.25    537
10.500 - 10.999                               2        288,801.23        0.11   144,400.62   10.702    85.00     90.00    524
11.000 - 11.499                               1         42,485.65        0.02    42,485.65   11.250    85.00     90.00    530
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Original Term to Maturity of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Original Term (mos)                    of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
121 - 180                                    36     $6,371,526.09        2.40   176,986.84   6.256     78.23     95.27    682
241 - 360                                 1,597    259,387,979.55       97.60   162,422.03   6.087     78.99     97.88    641
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Stated Remaining Term to Maturity of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Remaining Term (mos)                   of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
121 - 180                                    36     $6,371,526.09        2.40   176,986.84   6.256     78.23     95.27    682
301 - 360                                 1,597    259,387,979.55       97.60   162,422.03   6.087     78.99     97.88    641
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Seasoning of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Seasoning(mos)                         of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
000 - 006                                 1,631   $265,323,093.52       99.84   162,675.10   6.092     78.97     97.82    642
007 - 012                                     2        436,412.12        0.16   218,206.06   5.725     80.00     96.00    675
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Original Loan-to-Value Ratios of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Original LTVs                          of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                 2       $356,728.73        0.13   178,364.37   6.477     33.28     59.02    612
35.01 - 40.00                                 2        188,516.39        0.07    94,258.20   6.540     37.12     71.87    627
40.01 - 45.00                                 2        886,589.03        0.33   443,294.52   6.410     42.90     51.44    626
45.01 - 50.00                                 1        179,632.06        0.07   179,632.06   5.875     46.15     51.28    622
50.01 - 55.00                                 8      2,315,862.17        0.87   289,482.77   5.767     52.68     82.50    647
55.01 - 60.00                                 7      1,913,730.95        0.72   273,390.14   6.336     57.74     85.87    621
60.01 - 65.00                                 5      1,654,923.79        0.62   330,984.76   5.593     62.58     80.78    700
65.01 - 70.00                                22      3,022,225.16        1.14   137,373.87   6.102     68.66     84.93    654
70.01 - 75.00                                62     12,516,223.07        4.71   201,874.57   6.299     74.27     91.27    640
75.01 - 80.00                             1,476    235,622,876.22       88.66   159,636.10   6.047     79.93     99.11    642
80.01 - 85.00                                24      3,736,402.92        1.41   155,683.46   7.351     84.13     91.78    616
85.01 - 90.00                                22      3,365,795.15        1.27   152,990.69   7.217     89.91     95.72    621
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Combined Loan-to-Value Ratios of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Combined LTVs                          of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                 1       $144,925.09        0.05   144,925.09   6.625     34.76     42.50    638
45.01 - 50.00                                 1        636,815.04        0.24   636,815.04   6.375     42.53     47.53    585
50.01 - 55.00                                 2        279,564.27        0.11   139,782.14   6.617     42.20     51.76    607
60.01 - 65.00                                 2        334,601.17        0.13   167,300.59   7.007     46.21     62.17    673
65.01 - 70.00                                 4        767,829.10        0.29   191,957.28   5.439     59.12     68.24    655
70.01 - 75.00                                 6      1,415,408.28        0.53   235,901.38   6.560     58.13     71.61    605
75.01 - 80.00                                 7      2,162,705.84        0.81   308,957.98   5.801     62.04     79.73    654
80.01 - 85.00                                15      4,505,096.53        1.70   300,339.77   6.403     71.95     83.48    652
85.01 - 90.00                                60     14,421,817.81        5.43   240,363.63   6.508     76.97     88.99    644
90.01 - 95.00                               129     24,119,889.35        9.08   186,975.89   6.211     79.10     94.15    638
95.01 - 100.00                            1,406    216,970,853.16       81.64   154,317.82   6.043     79.85     99.86    642
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Owner Occupancy of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Owner Occupancy                        of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR                                      5       $538,040.30        0.20   107,608.06   6.231     61.08     72.63    673
PRIMARY                                   1,627    265,041,189.36       99.73   162,901.78   6.091     79.01     97.87    641
SECOND HOME                                   1        180,275.98        0.07   180,275.98   5.950     80.00     90.00    782
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Property Type of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Property Types                         of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                   16     $3,152,786.08        1.19   197,049.13   5.940     79.92     96.23    680
HIGHRISE CONDO SF                             4        767,369.58        0.29   191,842.40   6.587     79.28    100.00    652
LOWRISE CONDO SF                            125     20,138,074.46        7.58   161,104.60   5.875     78.48     98.45    647
SINGLE FAM DETACHED                       1,488    241,701,275.52       90.95   162,433.65   6.110     79.00     97.78    641
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Loan Purpose of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Loan Purpose                           of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
PURCHASE                                  1,260   $194,333,954.24       73.12   154,233.30   6.078     79.73     99.25    641
REFI EQUITY TAKEOUT                         288     56,923,453.19       21.42   197,650.88   6.103     76.69     93.82    644
REFINANCE                                    85     14,502,098.21        5.46   170,612.92   6.231     77.87     94.29    643
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Document Type of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Document Type                          of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
Full Doc                                  1,427   $222,072,187.37       83.56   155,621.72   6.125     79.16     98.10    638
Full Doc with 6 Mo. Bank Statements           4        553,415.34        0.21   138,353.84   6.501     80.00     96.34    644
Full Doc with 12 Mo. Bank Statements        202     43,133,902.93       16.23   213,534.17   5.915     78.02     96.37    662
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Product Type of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Product Type                           of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                                    6     $1,323,996.96        0.50   220,666.16   6.119     80.00    100.00    683
2Y/6M Libor Arm                           1,461    234,983,557.23       88.42   160,837.48   6.067     79.30     98.16    637
3Y/6M Libor Arm                              46      8,666,952.70        3.26   188,412.02   5.678     78.11     97.87    670
Balloon 360/180                              26      5,079,582.06        1.91   195,368.54   6.229     77.59     94.70    681
Fixed 15 Yr                                  10      1,291,944.03        0.49   129,194.40   6.363     80.77     97.54    686
Fixed 30 Yr                                  84     14,413,472.66        5.42   171,588.96   6.660     74.51     93.13    669
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Lien Type of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Lien Type                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1                                         1,633    265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Geographical Distribution of Mortgages Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
State                                  of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
Other                                       261     31,838,723.11       11.98   121,987.44   6.339     78.99     97.97    635
Alabama                                      23      3,322,540.07        1.25   144,458.26   6.216     79.17     99.01    619
Arizona                                      51      8,135,246.68        3.06   159,514.64   6.094     78.58     97.78    644
California                                  156     51,995,096.37       19.56   333,301.90   5.601     77.25     95.58    660
Colorado                                     74     14,565,210.57        5.48   196,827.17   5.839     79.68     98.82    652
Florida                                      69     11,348,738.92        4.27   164,474.48   5.966     79.32     98.49    633
Georgia                                      48      7,775,322.33        2.93   161,985.88   6.067     79.77     99.44    627
Illinois                                     61      7,519,389.99        2.83   123,268.69   6.411     80.11     98.93    624
Iowa                                         70      7,093,706.33        2.67   101,338.66   6.431     79.98     99.14    630
Louisiana                                    35      4,395,370.59        1.65   125,582.02   6.190     80.17     99.13    614
Maryland                                     87     17,474,341.59        6.58   200,854.50   6.163     80.08     98.60    644
Massachusetts                                20      4,882,329.39        1.84   244,116.47   6.075     76.29     93.30    654
Minnesota                                    35      6,082,461.41        2.29   173,784.61   6.111     76.46     96.71    634
Missouri                                     66      7,025,247.33        2.64   106,443.14   6.461     79.87     99.72    632
Nebraska                                     40      4,791,024.08        1.80   119,775.60   6.595     80.23     98.74    646
Nevada                                       15      3,147,976.65        1.18   209,865.11   5.989     80.77     98.35    639
New York                                     14      2,915,487.34        1.10   208,249.10   6.742     75.43     90.10    654
North Carolina                               73      8,879,368.55        3.34   121,635.19   6.507     79.03     98.51    628
Ohio                                         54      6,207,711.78        2.34   114,957.63   6.495     80.05     99.60    630
Oregon                                       40      6,879,424.24        2.59   171,985.61   5.787     80.05     97.88    661
Pennsylvania                                 26      3,142,281.25        1.18   120,856.97   6.305     79.54     99.36    646
Tennessee                                    77      8,045,596.97        3.03   104,488.27   6.303     79.99     99.53    627
Texas                                        67      7,557,296.44        2.84   112,795.47   6.380     80.24     99.08    640
Utah                                         18      3,120,975.52        1.17   173,387.53   6.323     78.28     96.00    643
Virginia                                     53     11,326,667.62        4.26   213,710.71   6.214     79.49     99.07    628
Washington                                   64     11,650,188.50        4.38   182,034.20   5.783     79.92     98.90    646
Wisconsin                                    36      4,641,782.02        1.75   128,938.39   6.560     79.78     97.86    623
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



MI Covered Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
MI Covered Loans                       of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
MGIC                                         10     $1,371,168.47        0.52   137,116.85   7.162     89.10     95.77    626
No MI -LTV <= 80%                         1,587    258,657,307.57       97.33   162,985.07   6.059     78.76     97.93    642
PMI MTGE.                                     7        656,122.97        0.25    93,731.85   8.987     87.54     92.72    578
REPUBLIC                                     10      1,600,692.23        0.60   160,069.22   8.187     86.89     93.88    615
Radian GUARANTEE                              6      1,334,704.55        0.50   222,450.76   6.997     84.33     92.33    618
TRIAD                                         8      1,202,633.70        0.45   150,329.21   6.854     86.51     94.03    613
UNITED GTY                                    5        936,876.15        0.35   187,375.23   5.716     87.20     92.20    648
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Prepay Penalty for Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Prepay Penalty                         of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty                        1,337   $203,022,354.94       76.39   151,849.18   6.021     79.15     98.21    640
No Prepay Penalty                           296     62,737,150.70       23.61   211,949.83   6.318     78.40     96.55    646
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Prepay Term for Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Prepay Term                            of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
None                                        296    $62,737,150.70       23.61   211,949.83   6.318     78.40     96.55    646
24                                        1,196    178,244,830.39       67.07   149,034.14   5.986     79.49     98.60    636
36                                          141     24,777,524.55        9.32   175,727.12   6.277     76.74     95.39    668
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------


Fico Scores of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Fico Scores                            of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
500 - 525                                     6       $592,175.93        0.22    98,695.99   9.911     77.64     83.94    518
526 - 550                                    17      2,238,760.20        0.84   131,691.78   8.351     74.16     84.64    536
551 - 575                                    22      1,732,442.36        0.65    78,747.38   7.855     84.37     95.16    566
576 - 600                                   381     50,973,917.84       19.18   133,789.81   6.523     78.92     97.90    590
601 - 625                                   374     56,302,386.13       21.19   150,541.14   6.198     79.13     98.35    613
626 - 650                                   301     51,617,111.83       19.42   171,485.42   6.101     79.12     98.23    638
651 - 675                                   234     41,428,802.43       15.59   177,046.16   5.743     79.56     98.34    662
676 - 700                                   158     30,424,463.05       11.45   192,559.89   5.677     78.57     97.61    686
701 - 725                                    72     15,944,144.36        6.00   221,446.45   5.634     78.25     96.15    711
726 - 750                                    31      6,929,416.08        2.61   223,529.55   5.719     76.70     97.00    736
751 - 775                                    22      4,454,685.45        1.68   202,485.70   5.847     80.00     99.14    759
776 - 800                                    13      2,481,752.39        0.93   190,904.03   5.609     78.49     96.27    784
Not Available                                 2        639,447.59        0.24   319,723.80   6.742     80.00    100.00   NO DATA
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,633   $265,759,505.64      100.00   162,743.11   6.091     78.98     97.82    642
-----------------------------------------------------------------------------------------------------------------------------



Margins of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Margins                                of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                                16     $7,418,806.34        3.03   463,675.40   5.223     78.28     96.28    692
2.000 - 2.499                               341     68,201,800.81       27.84   200,005.28   5.531     78.45     97.86    682
2.500 - 2.999                               623    103,674,062.85       42.32   166,411.02   6.022     79.51     98.64    628
3.000 - 3.499                               428     53,178,158.04       21.71   124,248.03   6.597     79.73     98.73    609
3.500 - 3.999                                58      7,637,398.22        3.12   131,679.28   6.695     79.48     97.00    606
4.000 - 4.499                                 7        695,012.83        0.28    99,287.55   6.716     80.52     96.84    602
4.500 - 4.999                                17      1,708,515.88        0.70   100,500.93   8.326     85.94     93.91    572
5.000 - 5.499                                10      1,230,115.90        0.50   123,011.59   8.305     75.41     85.47    555
5.500 - 5.999                                 6        548,270.45        0.22    91,378.41   8.872     75.67     83.92    526
6.000 - 6.499                                 1         60,745.40        0.02    60,745.40   9.950     80.00     85.00    511
6.500 - 6.999                                 6        621,620.17        0.25   103,603.36   9.958     85.00     90.00    534
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Next Rate Change Dates of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Next Rate Change Dates                 of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
4/1/2006                                      2       $673,852.20        0.28   336,926.10   6.001     80.00    100.00    694
5/1/2006                                      4        650,144.76        0.27   162,536.19   6.241     80.00    100.00    671
8/1/2006                                      1         87,225.66        0.04    87,225.66   7.125     80.00    100.00    688
11/1/2006                                     1        349,186.46        0.14   349,186.46   5.375     80.00     95.00    672
12/1/2006                                     1        149,630.88        0.06   149,630.88   6.875     80.00    100.00    604
1/1/2007                                      2        558,381.99        0.23   279,191.00   5.743     80.00    100.00    607
2/1/2007                                      3        767,987.15        0.31   255,995.72   5.948     78.91     91.73    653
3/1/2007                                     35      5,277,165.16        2.15   150,776.15   6.269     77.80     96.63    641
4/1/2007                                    613     99,816,828.39       40.75   162,833.33   6.051     79.23     97.94    637
5/1/2007                                    779    124,275,958.54       50.73   159,532.68   6.074     79.37     98.41    638
6/1/2007                                     26      3,701,193.00        1.51   142,353.58   6.062     80.39     99.18    629
3/1/2008                                      1        288,666.81        0.12   288,666.81   5.625     80.00     94.83    660
4/1/2008                                     18      2,994,049.96        1.22   166,336.11   5.759     77.48     96.93    673
5/1/2008                                     26      5,222,635.93        2.13   200,870.61   5.645     78.30     98.50    670
6/1/2008                                      1        161,600.00        0.07   161,600.00   5.375     80.00    100.00    621
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Maximum Mortgage Rates of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Mortgage Rates (%)                     of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                                 2       $227,444.76        0.09   113,722.38   3.727     80.00     99.12    714
10.000 - 10.499                               7      1,348,143.22        0.55   192,591.89   4.328     80.00    100.00    661
10.500 - 10.999                              92     23,273,644.24        9.50   252,974.39   4.810     79.02     98.53    671
11.000 - 11.499                             148     30,994,442.50       12.65   209,421.91   5.265     79.35     98.55    659
11.500 - 11.999                             383     73,533,169.07       30.02   191,992.61   5.771     79.07     97.89    647
12.000 - 12.499                             248     40,941,213.91       16.71   165,085.54   6.243     78.64     97.85    640
12.500 - 12.999                             415     52,100,993.59       21.27   125,544.56   6.717     79.71     98.74    617
13.000 - 13.499                             127     13,532,494.66        5.52   106,555.08   7.229     79.18     98.09    605
13.500 - 13.999                              55      6,065,592.19        2.48   110,283.49   7.645     80.00     98.53    596
14.000 - 14.499                               4        312,182.68        0.13    78,045.67   8.298     82.76     91.01    555
14.500 - 14.999                              15      1,387,351.67        0.57    92,490.11   8.766     84.46     90.94    572
15.000 - 15.499                               8        534,159.37        0.22    66,769.92   9.212     86.29     91.68    549
15.500 - 15.999                               6        392,388.15        0.16    65,398.03   9.724     78.84     87.35    540
16.500 - 16.999                               2        288,801.23        0.12   144,400.62   10.702    85.00     90.00    524
17.000 - 17.499                               1         42,485.65        0.02    42,485.65   11.250    85.00     90.00    530
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Minimum Mortgage Rates of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
                                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Mortgage Rates (%)                     of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                                16     $7,418,806.34        3.03   463,675.40   5.223     78.28     96.28    692
2.000 - 2.499                               341     68,201,800.81       27.84   200,005.28   5.531     78.45     97.86    682
2.500 - 2.999                               623    103,674,062.85       42.32   166,411.02   6.022     79.51     98.64    628
3.000 - 3.499                               428     53,178,158.04       21.71   124,248.03   6.597     79.73     98.73    609
3.500 - 3.999                                58      7,637,398.22        3.12   131,679.28   6.695     79.48     97.00    606
4.000 - 4.499                                 7        695,012.83        0.28    99,287.55   6.716     80.52     96.84    602
4.500 - 4.999                                17      1,708,515.88        0.70   100,500.93   8.326     85.94     93.91    572
5.000 - 5.499                                10      1,230,115.90        0.50   123,011.59   8.305     75.41     85.47    555
5.500 - 5.999                                 6        548,270.45        0.22    91,378.41   8.872     75.67     83.92    526
6.000 - 6.499                                 1         60,745.40        0.02    60,745.40   9.950     80.00     85.00    511
6.500 - 6.999                                 6        621,620.17        0.25   103,603.36   9.958     85.00     90.00    534
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Initial Periodic Rate Caps of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
Initial Periodic                        Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Rate Caps                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
2.000                                        52     $9,990,949.66        4.08   192,133.65   5.737     78.36     98.15    672
3.000                                     1,461    234,983,557.23       95.92   160,837.48   6.067     79.30     98.16    637
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------



Subsequent Periodic Rate Caps of Mortgage Loans

                                                                      % of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                                      Balance        Balance
                                                       as of          as of        AVG        WA
Subsequent Periodic                     Number        Cut-off        Cut-off     CURRENT     GROSS     WA        WA       WA
Rate Caps                              of Loans        Date           Date       BALANCE      CPN    ORIGLTV   COMBLTV   FICO
-----------------------------------------------------------------------------------------------------------------------------
1.000                                     1,507   $243,650,509.93       99.46   161,679.17   6.053     79.25     98.15    639
2.000                                         6      1,323,996.96        0.54   220,666.16   6.119     80.00    100.00    683
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    1,513   $244,974,506.89      100.00   161,913.09   6.054     79.26     98.16    639
-----------------------------------------------------------------------------------------------------------------------------

*Please see disclaimer. Note that this has yet to be tied by an accountant.

Wells Fargo

Deal
 Date
 Deal Size                        $1,317,220,845.88

Other DEAL INFO
---------------
Lead                                      Citigroup
Originator[s]                           Wells Fargo
Servicer[s]                             Wells Fargo
Raters                       S&P, Fitch , & Moody's

POOL SUMMARY DATA
-----------------
Agency Conforming                                NA
Non Conforming                                   NA
Prefunding (if any)                            None
No of Loans                                7,934.00
Average Loan Size                        166,022.29
WAC                                           6.766
WA OLTV                                       79.77
% First Lien                                 100.00
% Owner Occ                                   96.77
% Purchase                                    39.55
% Cash out                                    54.17
% Full Doc                                    81.13
% Full Doc with 12 Mo.                        18.27
Bank Statements
% Full Doc with 6 Mo. Bank                     0.60
Statements
% No docs                                      0.00
WA FICO                                         622
FICO Range                                  500-807

Mortgage Indices
----------------
Floating Rate Mortgages                       87.44
Fixed Rate                                    12.56
2/28 Float                                    83.93
3/27 Float                                     2.51
5/25 Float                                       NA
IO Mortgages                                     NA

LOAN SIZE                                 % of pool   Ave FICO   Ave CLTV
---------                                 ---------   --------   --------
Loans < 100k                                  13.05        606      82.59
Loans < 75k                                    6.34        602      80.72
Loans > 350k                                  20.17        635      82.79
Loans > 500k                                   7.85        641      80.90
Loans > 750k                                   1.69        646      75.56

Income Strats                             % of pool   Ave FICO   Ave CLTV
-------------                             ---------   --------   --------
Average DTI                                      NA         NA         NA
DTI 40-45%                                       NA         NA         NA
DTI 45-50%                                       NA         NA         NA
DTI 50-55%                                       NA         NA         NA
DTI > 55%                                        NA         NA         NA

GEOGRAPHIC                                % of pool   Ave FICO   Ave OLTV
----------                                ---------   --------   --------
California                                    21.64        631      73.94
Maryland                                       6.33        620      79.70
Florida                                        5.29        621      80.81
Arizona                                        4.75        624      82.94
Virginia                                       4.09        622      82.39
Illinois                                       3.69        616      84.51
Texas                                          3.57        612      79.69
New York                                       3.39        622      75.23
Washington                                     3.01        630      83.07
Nevada                                         3.01        620      79.22
New Jersey                                     2.82        611      75.87
Minnesota                                      2.73        615      80.06
Colorado                                       2.57        637      81.45
Georgia                                        2.35        615      85.06
North Carolina                                 2.14        618      83.40

Property Type                             % of pool   Ave FICO   Ave CLTV
-------------                             ---------   --------   --------
Single Fam Detached                           92.40        621      79.95
Lowrise Condo Sf                               5.15        630      80.77
Two Family                                     1.67        634      71.86
Highrise Condo Sf                              0.24        619      74.05
Three Family                                   0.24        611      62.76
Four Family                                    0.30        621      67.54

FICO                                      % of pool   Ave FICO      Ave CLTV
----                                      ---------   --------      --------
Fico < 600                                    33.08        567      78.92
Fico < 580                                    19.35        552      75.11
Fico < 560                                    10.56        537      72.20
FICO NA                                        0.43                 83.25
Below 520                                      1.71        511      69.32
521 - 540                                      3.69        531      72.63
541 - 560                                      5.57        551      73.49
561 - 580                                      9.14        571      78.99
581 - 600                                     13.96        591      84.18
601- 620                                      16.44        611      85.92
621 - 640                                     15.08        630      84.94
641 - 660                                     12.78        650      87.54
661 - 680                                      9.79        670      84.58
681 - 700                                      5.10        689      87.51
701-720                                        2.84        709      85.69
721 - 740                                      1.47        730      87.07
Above 740                                      1.98        766      85.15

OLTV                                      % of pool   Ave FICO   Ave CLTV
----                                      ---------   --------   --------
<=50                                           3.66        610      40.53
50.01-55                                       2.02        619      55.20
55.01-60                                       2.62        606      59.26
60.01-65                                       3.06        610      63.39
65.01-70                                       7.15        612      68.89
70.01-75                                       9.10        605      75.68
75.01-80                                      32.34        629      90.26
80.01-85                                      10.59        609      84.68
85.01-90                                      15.32        621      89.71
90.01-95                                       7.02        638      94.78
95.01-100                                      7.10        642      99.93
> 100%                                       100.00        622      83.57
> 80%                                         40.04        625      91.08
> 90%                                         14.12        640      97.37


Average Seasoning                        2
% > 3 months                          1.34
mortgage insurance if any              yes
MI providers                 see termsheet
excess spread - ave 1st yr   3.15 @ static
DELINQUENCIES
30-59 day past                        None


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

All average are wtg averages.

                         Originator/Source 1    Originator/Source 2   Originator/Source 3   Aggregate
                         -------------------    -------------------   -------------------   ---------
Largest Servicer                          WF
FICO avg                                 622
FICO stdev                             74.20
FICO < 500                              0.00%
FICO < 560                             10.56%
10th Percentile FICO                     546
90th Percentile FICO                     678
CLTV avg                               83.57%
CLTV >80%                              59.24%
SS CLTV                                97.82%
% With Silent 2nds                     20.18%
10th Percentile CLTV                   61.04%
90th Percentile CLTV                  100.00%
Full Doc %                             81.13%
Loan Bal avg (000s)               166,022.29
DTI %                                     NA
DTI >45%                                  NA
Purch %                                39.55%
Cash Out %                             54.17%
Fxd %                                  12.56%
3 yr ARM >=                             2.51%
WAC                                    6.766%
WAC stdev                               1.26
1st Lien %                            100.00%
MI %                                   40.04%
MI Insurer                    See Term Sheet
CA %                                   21.64%
Sng Fam %                              92.40%
Invt Prop %                             2.15%
MH %                                    0.00%
IO%                                     0.00%
2yr IO%                                 0.00%
IO non-full doc %                       0.00%
2-4 Family %                            2.21%
Prim Occ                               96.77%
<$100K Bal %                           13.05%
2-yr Prepay Penalty %                  61.12%
Initial Target OC %                     0.70%
Total C/E% Aaa                         16.30%
Total C/E% Aa2                         13.75%
Total C/E% A2                           8.65%
Mth 37 Loss Trig                        1.25
Moody's Base Case Loss                  3.81%
S&P single-B Loss                       1.74%
Fitch single-B Loss                       NA

Originator/Source   WA LTV   WA CLTV   WA SS CLTV   FICO     WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Wells Fargo         79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total:              79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%

Originator/Source   % with S.2nds    CA%      Full Doc %    IO%     DTI%    DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Wells Fargo                 20.18%   21.64%        81.13%   0.00%                0.00%       40.04%
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total:                      20.18%   21.64%        81.13%   0.00%                0.00%       40.04%

Documentation       WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Full                80.49     84.43          98.1      618    6.851     81.13      33.62           1.54         81.13
Non-Full            76.65     79.87         96.36      637      6.4     18.87       5.93            0.6         18.87
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total               79.77     83.57         97.82      622    6.766       100      39.55           2.15           100

Documentation       % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Full                        16.86    16.39         81.13       0                    0        33.94
Non-Full                     3.32     5.25             0       0                    0         6.09
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total                       20.18    21.64         81.13       0                    0        40.04

Interest Only       WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
NA                  NA       NA        NA           NA       NA        NA        NA         NA             NA
NA                  NA       NA        NA           NA       NA        NA        NA         NA             NA

Interest Only       % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
NA                  NA               NA       NA            NA      NA      NA           NA
NA                  NA               NA       NA            NA      NA      NA           NA

FICO                WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
0-499               80.99%    83.25%       100.00%            7.913%     0.43%      0.16%          0.02%         0.43%
500-559             71.98%    72.20%        84.91%     537    8.204%    10.56%      2.01%          0.13%        10.56%
560-599             78.88%    82.06%        97.78%     582    7.056%    22.53%      8.23%          0.42%        22.53%
600-639             81.45%    85.39%        98.16%     619    6.699%    31.82%     13.69%          0.54%        31.82%
640-679             81.77%    86.28%        98.55%     658    6.275%    22.93%      9.75%          0.56%        22.93%
680>=               79.95%    86.48%        97.04%     712    6.014%    11.74%      5.71%          0.48%        11.74%
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total               79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%

FICO                % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
0-499                        0.05%    0.04%         0.35%   0.00%                0.00%        0.20%
500-559                      0.23%    1.97%         9.40%   0.00%                0.00%        1.97%
560-599                      3.84%    4.25%        18.67%   0.00%                0.00%        9.13%
600-639                      6.50%    6.34%        26.72%   0.00%                0.00%       14.68%
640-679                      5.47%    5.35%        17.95%   0.00%                0.00%       10.18%
680>=                        4.10%    3.68%         8.04%   0.00%                0.00%        3.87%
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total                       20.18%   21.64%        81.13%   0.00%                0.00%       40.04%

Low Balance         WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
<80,000             77.49%    81.16%        98.63%     603    7.829%     7.39%      3.57%          0.42%         7.39%
80,000-100,000      79.71%    84.46%        98.80%     611    7.279%     5.66%      2.69%          0.12%         5.66%
100,000>=           79.96%    83.72%        97.67%     624    6.642%    86.95%     33.30%          1.61%        86.95%
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total               79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%

Low Balance         % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
<80,000                      1.43%    0.11%         6.79%   0.00%                0.00%        2.83%
80,000-100,000               1.38%    0.20%         5.12%   0.00%                0.00%        2.29%
100,000>=                   17.37%   21.33%        69.21%   0.00%                0.00%       34.92%
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total                       20.18%   21.64%        81.13%   0.00%                0.00%       40.04%

Lien Position       WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
1st Lien            79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
Total               79.77%    83.57%        97.82%     622    6.766%   100.00%     39.55%          2.15%       100.00%

Lien Position       % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
1st Lien                    20.18%   21.64%        81.13%   0.00%                0.00%       40.04%
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
Total                       20.18%   21.64%        81.13%   0.00%                0.00%       40.04%

WACLTV              WA SS CLTV    WAFICO   WAC      % Bal.    Purch %    Invt Prop %     1st Lien %    % with S.2nds    CA%
-----------------   ----------    ------   -----    ------    -------    ------------    ----------    -------------    -----
<80%                      69.3       609   6.635     40.76        6.8            2.13         40.76             0.44    12.72
80-85%                   83.48%      610   7.083%    10.65%      3.03%           0.02%        10.65%            0.34%    1.88%
85-90%                   88.99%      622   7.052%    16.16%      5.23%           0.00%        16.16%            1.09%    2.85%
90-95%                   94.15%      638   7.085%     8.85%      4.42%           0.00%         8.85%            1.83%    1.21%
95-100%                  99.86%      642   6.533%    23.58%     20.07%           0.00%        23.58%           16.47%    2.98%

WACLTV              Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   ----------    ----    -----   ---------    ---------
<80%                     31.12       0                    0            0
80-85%                    8.26%   0.00%                0.00%       10.31%
85-90%                   12.21%   0.00%                0.00%       15.25%
90-95%                    8.33%   0.00%                0.00%        7.28%
95-100%                  21.21%   0.00%                0.00%        7.20%

SSCLTV              WAFICO   WAC      % Bal.    Purch %    Invt Prop %    1st Lien %    % with S.2nds    CA%     Full Doc %    IO%
-----------------   ------   -----    ------    -------    -----------    ----------    -------------    ----    ----------    ----
<80%                   633   6.134      0.44          0           0.02          0.44             0.44    0.17          0.34       0
80-85%                 652   6.403%    0.340%      0.02%          0.02%         0.34%            0.34%   0.20%         0.24%   0.00%
85-90%                 644   6.508%    1.090%      0.51%          0.00%         1.09%            1.09%   0.44%         0.83%   0.00%
90-95%                 638   6.211%    1.830%      0.82%          0.00%         1.83%            1.83%   0.47%         1.34%   0.00%
95-100%                642   6.043%   16.470%     13.40%          0.00%        16.47%           16.47%   2.67%        14.11%   0.00%

SSCLTV              DTI %   DTI% > 45    % with MI
-----------------   -----   ---------    ---------
<80%                                0            0
80-85%                           0.00%        0.00%
85-90%                           0.00%        0.18%
90-95%                           0.00%        0.26%
95-100%                          0.00%        0.10%

Coupon-ARM          WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
<8%                 80.50%    85.14%        98.25%     625    6.439%    75.41%     31.80%          1.62%        75.41%
8-9%                85.27%    85.37%        90.95%     579    8.507%     8.88%      4.36%          0.09%         8.88%
9-10%               80.94%    81.14%        89.84%     554    9.470%     2.39%      1.11%          0.01%         2.39%
10-11%              81.00%    81.16%        90.00%     543   10.504%     0.66%      0.47%          0.00%         0.66%
11-12%              77.95%    78.14%        90.00%     531   11.368%     0.09%      0.04%          0.00%         0.09%
12-13%              75.41%    75.41%                   540   12.125%     0.01%      0.00%          0.00%         0.01%
13-14%
>14%

Coupon-ARM          % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
<8%                         18.37%   17.42%        60.58%   0.00%                0.00%       29.95%
8-9%                         0.13%    0.43%         8.20%   0.00%                0.00%        5.75%
9-10%                        0.07%    0.04%         2.31%   0.00%                0.00%        1.27%
10-11%                       0.02%    0.01%         0.62%   0.00%                0.00%        0.41%
11-12%                       0.00%    0.00%         0.09%   0.00%                0.00%        0.04%
12-13%                       0.00%    0.00%         0.00%   0.00%                0.00%        0.00%
13-14%
>14%

Coupon-fixed rate   WALTV    WACLTV    WA SS CLTV   WAFICO   WAC       % Bal.    Purch %    Invt Prop %    1st Lien %
-----------------   -----    ------    ----------   ------   ------    ------    -------    -----------    ----------
<8%                 70.70%    73.11%        93.76%     652    6.560%    11.53%      1.59%          0.35%        11.53%
8-9%                78.87%    79.90%        99.82%     610    8.485%     0.72%      0.11%          0.06%         0.72%
9-10%               70.97%    71.29%        84.35%     580    9.511%     0.23%      0.05%          0.00%         0.23%
10-11%              73.21%    73.21%                   568   10.494%     0.06%      0.01%          0.01%         0.06%
11-12%              73.81%    73.81%                   532   11.591%     0.01%      0.00%          0.00%         0.01%
12-13%              80.00%    80.00%                   514   12.250%     0.01%      0.01%          0.00%         0.01%
13-14%
>14%

Coupon-fixed rate   % with S.2nds    CA%      Full Doc %    IO%     DTI %   DTI% > 45    % with MI
-----------------   -------------    -----    ----------    ----    -----   ---------    ---------
<8%                          1.53%    3.72%         8.41%   0.00%                0.00%        2.17%
8-9%                         0.03%    0.02%         0.62%   0.00%                0.00%        0.35%
9-10%                        0.02%    0.00%         0.22%   0.00%                0.00%        0.08%
10-11%                       0.00%    0.00%         0.06%   0.00%                0.00%        0.01%
11-12%                       0.00%    0.00%         0.01%   0.00%                0.00%        0.00%
12-13%                       0.00%    0.00%         0.01%   0.00%                0.00%        0.00%
13-14%
>14%

 1 ARM
 2 Owner occupied
 3 Purchase
 4 Full doc.
 5 First lien
 6 Fixed
 7 Non-owner occupied
 8 Refinancing
 9 Limited doc.
10 Second lien

 1 ARM
   Owner occupied
   Purchase
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.01     0.00     0.00     0.00     0.03     0.07     0.06     0.01     0.00     0.02     0.00
 2   501-525     0.01     0.01     0.00     0.07     0.03     0.21     0.14     0.02     0.00     0.01     0.00
 3   526-550     0.06     0.01     0.03     0.03     0.07     0.17     0.48     0.07     0.00     0.00     0.00
 4   551-575     0.01     0.06     0.06     0.02     0.05     0.32     0.48     0.75     0.08     0.03     0.00
 5   576-600     0.05     0.01     0.02     0.03     0.06     0.44     0.38     0.81     1.18     3.00     0.00
 6   601-625     0.04     0.00     0.03     0.01     0.07     0.56     0.34     0.71     0.98     4.85     0.00
 7   626-650     0.03     0.01     0.01     0.10     0.06     0.39     0.16     0.60     0.88     4.01     0.00
 8   651-675     0.01     0.01     0.06     0.02     0.10     0.18     0.18     0.20     0.51     2.82     0.00
 9   676-700     0.01     0.03     0.00     0.00     0.07     0.05     0.02     0.23     0.34     1.73     0.00
10   >700        0.02     0.00     0.02     0.00     0.00     0.13     0.00     0.15     0.15     1.29     0.00

 2 ARM
   Owner occupied
   Refinancing
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.01     0.02     0.02     0.01     0.03     0.01     0.03     0.05     0.01     0.04     0.00
 2   501-525     0.24     0.11     0.15     0.24     0.71     0.27     0.01     0.00     0.00     0.00     0.00
 3   526-550     0.28     0.19     0.27     0.52     0.69     1.22     0.47     0.04     0.02     0.00     0.00
 4   551-575     0.33     0.21     0.21     0.51     0.92     1.10     1.01     0.94     0.00     0.00     0.00
 5   576-600     0.46     0.12     0.19     0.75     0.63     1.11     0.81     1.85     0.28     0.12     0.00
 6   601-625     0.40     0.18     0.20     0.56     0.76     1.32     1.09     2.17     0.60     0.82     0.00
 7   626-650     0.37     0.19     0.08     0.36     0.52     0.64     0.82     1.23     1.40     0.55     0.00
 8   651-675     0.16     0.03     0.08     0.25     0.32     0.50     0.57     0.87     0.82     0.59     0.00
 9   676-700     0.05     0.03     0.02     0.06     0.08     0.14     0.27     0.36     0.37     0.32     0.00
10   >700        0.05     0.00     0.01     0.11     0.03     0.12     0.13     0.20     0.22     0.12     0.00

 3 ARM
   Owner occupied
   Purchase
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525     0.00     0.00     0.00     0.01     0.00     0.01     0.01     0.00     0.00     0.00     0.00
 3   526-550     0.00     0.00     0.00     0.00     0.00     0.00     0.07     0.00     0.00     0.00     0.00
 4   551-575     0.00     0.00     0.00     0.00     0.01     0.09     0.05     0.09     0.02     0.00     0.00
 5   576-600     0.00     0.01     0.00     0.00     0.00     0.11     0.10     0.16     0.02     0.21     0.00
 6   601-625     0.00     0.00     0.02     0.01     0.03     0.07     0.06     0.26     0.00     0.18     0.00
 7   626-650     0.00     0.00     0.00     0.03     0.09     0.11     0.10     0.27     0.04     0.43     0.00
 8   651-675     0.00     0.00     0.02     0.00     0.09     0.09     0.10     0.33     0.04     0.39     0.00
 9   676-700     0.00     0.00     0.00     0.01     0.00     0.03     0.00     0.16     0.03     0.12     0.00
10   >700        0.00     0.00     0.00     0.00     0.00     0.26     0.00     0.25     0.06     0.38     0.00

 4 ARM
   Owner occupied
   Refinancing
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.03     0.00     0.00     0.00
 2   501-525     0.00     0.01     0.03     0.04     0.09     0.01     0.00     0.00     0.00     0.00     0.00
 3   526-550     0.16     0.00     0.00     0.07     0.11     0.12     0.04     0.05     0.00     0.00     0.00
 4   551-575     0.11     0.07     0.05     0.02     0.16     0.25     0.26     0.16     0.00     0.00     0.00
 5   576-600     0.11     0.05     0.11     0.14     0.16     0.41     0.25     0.37     0.06     0.02     0.00
 6   601-625     0.09     0.09     0.10     0.34     0.18     0.43     0.16     0.47     0.00     0.05     0.00
 7   626-650     0.09     0.03     0.06     0.12     0.10     0.23     0.24     0.45     0.11     0.19     0.00
 8   651-675     0.08     0.11     0.02     0.17     0.13     0.20     0.21     0.38     0.01     0.09     0.00
 9   676-700     0.05     0.02     0.05     0.12     0.08     0.20     0.07     0.16     0.00     0.08     0.00
10   >700        0.02     0.00     0.00     0.02     0.03     0.15     0.06     0.09     0.05     0.05     0.00

 5 ARM
   Owner occupied
   Purchase
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

 6 ARM
   Owner occupied
   Refinancing
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

 7 ARM
   Owner occupied
   Purchase
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

 8 ARM
   Owner occupied
   Refinancing
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

 9 ARM
   Non-owner occupied
   Purchase
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.00     0.00     0.00     0.01     0.04     0.03     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.00     0.00     0.00     0.01     0.01     0.00     0.05     0.00     0.00     0.00     0.00
 6   601-625     0.02     0.00     0.01     0.02     0.00     0.06     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.03     0.01     0.02     0.04     0.02     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.00     0.00     0.01     0.06     0.03     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.00     0.00     0.00     0.02     0.00     0.01     0.01     0.00     0.00     0.00
10   >700        0.00     0.00     0.00     0.00     0.00     0.08     0.02     0.03     0.00     0.00     0.00

10 ARM
   Non-owner occupied
   Refinancing
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 3   526-550     0.00     0.00     0.00     0.05     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.03     0.01     0.02     0.06     0.00     0.03     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.07     0.00     0.02     0.10     0.05     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.03     0.01     0.01     0.13     0.01     0.04     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.04     0.00     0.00     0.06     0.05     0.03     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.01     0.00     0.02     0.06     0.03     0.03     0.03     0.00     0.00     0.00     0.00
 9   676-700     0.01     0.00     0.00     0.00     0.01     0.02     0.02     0.00     0.00     0.00     0.00
10   >700        0.01     0.00     0.00     0.03     0.03     0.00     0.00     0.00     0.00     0.00     0.00

11 ARM
   Non-owner occupied
   Purchase
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.02     0.06     0.00     0.00     0.00     0.00     0.02     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.01     0.03     0.02     0.02     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.01     0.00     0.02     0.10     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.00     0.00     0.00     0.00     0.06     0.00     0.00     0.00     0.00     0.00
10   >700        0.00     0.00     0.00     0.03     0.01     0.02     0.00     0.00     0.00     0.00     0.00

12 ARM
   Non-owner occupied
   Refinancing
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 3   526-550     0.00     0.00     0.00     0.03     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.00     0.00     0.00     0.01     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.00     0.00     0.00     0.01     0.04     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.06     0.00     0.00     0.06     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.03     0.00     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.00     0.00     0.02     0.00     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.00     0.02     0.01     0.00     0.02     0.00     0.00     0.00     0.00     0.00
10   >700        0.01     0.00     0.00     0.00     0.03     0.01     0.00     0.00     0.00     0.00     0.00

13 ARM
   Non-owner occupied
   Purchase
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

14 ARM
   Non-owner occupied
   Refinancing
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

15 ARM
   Non-owner occupied
   Purchase
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

16 ARM
   Non-owner occupied
   Refinancing
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

17 Fixed
   Owner occupied
   Purchase
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525     0.00     0.01     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575     0.00     0.00     0.00     0.01     0.01     0.01     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.01     0.00     0.02     0.00     0.00     0.00     0.01     0.02     0.01     0.01     0.00
 6   601-625     0.02     0.00     0.00     0.00     0.04     0.06     0.04     0.02     0.02     0.08     0.00
 7   626-650     0.01     0.00     0.00     0.01     0.00     0.09     0.00     0.03     0.02     0.08     0.00
 8   651-675     0.02     0.00     0.02     0.00     0.02     0.04     0.03     0.01     0.02     0.07     0.00
 9   676-700     0.02     0.00     0.01     0.00     0.03     0.03     0.01     0.02     0.00     0.09     0.00
10   >700        0.00     0.00     0.00     0.02     0.02     0.01     0.00     0.00     0.03     0.11     0.00

18 Fixed
   Owner occupied
   Refinancing
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.01     0.00     0.00     0.00     0.01     0.00     0.00     0.01     0.00     0.00     0.00
 2   501-525     0.01     0.01     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 3   526-550     0.04     0.02     0.04     0.02     0.01     0.01     0.02     0.00     0.00     0.00     0.00
 4   551-575     0.10     0.01     0.01     0.05     0.03     0.03     0.02     0.05     0.00     0.00     0.00
 5   576-600     0.16     0.11     0.11     0.20     0.20     0.27     0.06     0.10     0.02     0.02     0.00
 6   601-625     0.17     0.18     0.14     0.19     0.06     0.17     0.07     0.14     0.08     0.03     0.00
 7   626-650     0.19     0.10     0.18     0.16     0.20     0.33     0.18     0.19     0.10     0.12     0.00
 8   651-675     0.25     0.11     0.11     0.18     0.15     0.39     0.11     0.12     0.09     0.08     0.00
 9   676-700     0.14     0.01     0.01     0.11     0.03     0.04     0.05     0.07     0.09     0.12     0.00
10   >700        0.14     0.03     0.00     0.08     0.09     0.16     0.04     0.13     0.02     0.07     0.00

19 Fixed
   Owner occupied
   Purchase
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 3   526-550
 4   551-575
 5   576-600     0.00     0.00     0.00     0.00     0.00     0.02     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.01     0.00     0.00     0.00     0.00     0.05     0.01     0.00     0.00     0.04     0.00
 8   651-675     0.00     0.00     0.01     0.01     0.00     0.01     0.00     0.00     0.00     0.03     0.00
 9   676-700     0.00     0.00     0.00     0.00     0.00     0.02     0.00     0.00     0.00     0.02     0.00
10   >700        0.00     0.00     0.00     0.04     0.00     0.03     0.00     0.01     0.00     0.05     0.00

20 Fixed
   Owner occupied
   Refinancing
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.03     0.00     0.00     0.00     0.00     0.00
 2   501-525
 3   526-550     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.07     0.00     0.00     0.02     0.02     0.03     0.01     0.00     0.00     0.00     0.00
 5   576-600     0.05     0.02     0.00     0.07     0.01     0.01     0.10     0.04     0.00     0.00     0.00
 6   601-625     0.05     0.06     0.00     0.02     0.07     0.00     0.06     0.01     0.01     0.00     0.00
 7   626-650     0.03     0.00     0.01     0.03     0.05     0.07     0.06     0.09     0.00     0.03     0.00
 8   651-675     0.10     0.06     0.08     0.07     0.08     0.05     0.09     0.01     0.02     0.00     0.00
 9   676-700     0.05     0.02     0.00     0.05     0.00     0.04     0.12     0.04     0.00     0.00     0.00
10   >700        0.08     0.02     0.11     0.11     0.05     0.07     0.09     0.05     0.06     0.00     0.00

21 Fixed
   Owner occupied
   Purchase
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

22 Fixed
   Owner occupied
   Refinancing
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

23 Fixed
   Owner occupied
   Purchase
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

24 Fixed
   Owner occupied
   Refinancing
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

25 Fixed
   Non-owner occupied
   Purchase
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525
 3   526-550
 4   551-575     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700        0.00     0.00     0.00     0.00     0.01     0.02     0.00     0.00     0.00     0.00     0.00

26 Fixed
   Non-owner occupied
   Refinancing
   Full doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 2   501-525
 3   526-550     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 4   551-575     0.01     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 5   576-600     0.01     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.01     0.01     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.01     0.01     0.02     0.00     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.01     0.00     0.00     0.03     0.01     0.01     0.00     0.00     0.00     0.00     0.00
10   >700        0.00     0.00     0.00     0.00     0.04     0.00     0.00     0.00     0.00     0.00     0.00

27 Fixed
   Non-owner occupied
   Purchase
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525
 3   526-550
 4   551-575
 5   576-600
 6   601-625
 7   626-650     0.00     0.00     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00
 8   651-675     0.00     0.00     0.00     0.00     0.00     0.01     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.00     0.00     0.00     0.00     0.03     0.00     0.00     0.00     0.00     0.00
10   >700        0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00

28 Fixed
   Non-owner occupied
   Refinancing
   Limited doc.
   First lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500
 2   501-525
 3   526-550
 4   551-575
 5   576-600     0.02     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 6   601-625     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 7   626-650     0.00     0.00     0.00     0.00     0.01     0.01     0.00     0.00     0.00     0.00     0.00
 8   651-675     0.02     0.00     0.02     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 9   676-700     0.00     0.02     0.00     0.00     0.01     0.01     0.00     0.00     0.00     0.00     0.00
10   >700        0.03     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00

29 Fixed
   Non-owner occupied
   Purchase
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

30 Fixed
   Non-owner occupied
   Refinancing
   Full doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

31 Fixed
   Non-owner occupied
   Purchase
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

32 Fixed
   Non-owner occupied
   Refinancing
   Limited doc.
   Second lien

                 1.00     2.00     3.00     4.00     5.00     6.00     7.00     8.00     9.00    10.00    11.00
     -------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                  <55    56-60    61-65    66-70    71-75    76-80    81-85    86-90    91-95   96-100     >100
 1   <500          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 2   501-525       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 3   526-550       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 4   551-575       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 5   576-600       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 6   601-625       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 7   626-650       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 8   651-675       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
 9   676-700       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA
10   >700          NA       NA       NA       NA       NA       NA       NA       NA       NA       NA       NA

First Liens (excl. multi-family)
CLTV (excl. SS)

         State       <55   56-60   61-65   66-70   71-75   76-80   81-85   86-90   91-95   96-100   >100
         ---------   ---   -----   -----   -----   -----   -----   -----   -----   -----   ------   ----
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50
    51

Second liens
CLTV (excl. SS)

Start LTV   <55   56-60   61-65   66-70   71-75   76-80   81-85   86-90   91-95   96-100   >100
---------   ---   -----   -----   -----   -----   -----   -----   -----   -----   ------   ----
<55
56-60
61-65
66-70
71-75
76-80
81-85
86-90
91-95
96-100
>100

First liens -multi family
CLTV (excl. SS)

         State       <55   56-60   61-65   66-70   71-75   76-80   81-85   86-90   91-95   96-100   >100
         ---------   ---   -----   -----   -----   -----   -----   -----   -----   -----   ------   ----
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50
    51

          MONTH         ARM_1
              0             0
              1             0
              2             0
              3             0
              4             0
              5             0
              6             0
              7             0
              8             0
              9             0
             10             0
             11             0
             12         0.125
             13         0.125
             14         0.125
             15         0.125
             16         0.125
             17         0.125
             18         0.125
             19         0.125
             20         0.125
             21         0.125
             22         0.125
             23         0.125
             24       0.15625
             25       0.15625
             26       0.15625
             27       0.15625
             28       0.15625
             29       0.15625
             30       0.15625
             31       0.15625
             32       0.15625
             33       0.15625
             34       0.15625
             35       0.15625
             36         0.125
             37         0.125
             38         0.125
             39         0.125
             40         0.125
             41         0.125
             42         0.125
             43         0.125
             44         0.125
             45         0.125
             46         0.125
             47         0.125
             48         0.125
             49         0.125
             50         0.125
             51         0.125
             52         0.125
             53         0.125
             54         0.125
             55         0.125
             56         0.125
             57         0.125
             58         0.125
             59         0.125
             60        0.0625
             61        0.0625
             62        0.0625
             63        0.0625
             64        0.0625
             65        0.0625
             66        0.0625
             67        0.0625
             68        0.0625
             69        0.0625
             70        0.0625
             71        0.0625
             72       0.03125
             73       0.03125
             74       0.03125
             75       0.03125
             76       0.03125
             77       0.03125
             78       0.03125
             79       0.03125
             80       0.03125
             81       0.03125
             82       0.03125
             83       0.03125
             84             0
             85             0
             86             0
             87             0
             88             0
             89             0
             90             0
             91             0
             92             0
             93             0
             94             0
             95             0
             96             0
             97             0
             98             0
             99             0
            100             0
            101             0
            102             0
            103             0
            104             0
            105             0
            106             0
            107             0
            108             0
            109             0
            110             0
            111             0
            112             0
            113             0
            114             0
            115             0
            116             0
            117             0
            118             0
            119             0
            120             0
            121             0
            122             0
            123             0
            124             0
            125             0
            126             0
            127             0
            128             0
            129             0
            130             0
            131             0
            132             0
            133             0
            134             0
            135             0
            136             0
            137             0
            138             0
            139             0
            140             0
            141             0
            142             0
            143             0
            144             0
            145             0
            146             0
            147             0
            148             0
            149             0
            150             0
            151             0
            152             0
            153             0
            154             0
            155             0
            156             0
            157             0
            158             0
            159             0
            160             0
            161             0
            162             0
            163             0
            164             0
            165             0
            166             0
            167             0
            168             0
            169             0
            170             0
            171             0
            172             0
            173             0
            174             0
            175             0
            176             0
            177             0
            178             0
            179             0
            180             0
            181             0
            182             0
            183             0
            184             0
            185             0
            186             0
            187             0
            188             0
            189             0
            190             0
            191             0
            192             0
            193             0
            194             0
            195             0
            196             0
            197             0
            198             0
            199             0
            200             0
            201             0
            202             0
            203             0
            204             0
            205             0
            206             0
            207             0
            208             0
            209             0
            210             0
            211             0
            212             0
            213             0
            214             0
            215             0
            216             0
            217             0
            218             0
            219             0
            220             0
            221             0
            222             0
            223             0
            224             0
            225             0
            226             0
            227             0
            228             0
            229             0
            230             0
            231             0
            232             0
            233             0
            234             0
            235             0
            236             0
            237             0
            238             0
            239             0
            240             0
            241             0
            242             0
            243             0
            244             0
            245             0
            246             0
            247             0
            248             0
            249             0
            250             0
            251             0
            252             0
            253             0
            254             0
            255             0
            256             0
            257             0
            258             0
            259             0
            260             0
            261             0
            262             0
            263             0
            264             0
            265             0
            266             0
            267             0
            268             0
            269             0
            270             0
            271             0
            272             0
            273             0
            274             0
            275             0
            276             0
            277             0
            278             0
            279             0
            280             0
            281             0
            282             0
            283             0
            284             0
            285             0
            286             0
            287             0
            288             0
            289             0
            290             0
            291             0
            292             0
            293             0
            294             0
            295             0
            296             0
            297             0
            298             0
            299             0
            300             0
            301             0
            302             0
            303             0
            304             0
            305             0
            306             0
            307             0
            308             0
            309             0
            310             0
            311             0
            312             0
            313             0
            314             0
            315             0
            316             0
            317             0
            318             0
            319             0
            320             0
            321             0
            322             0
            323             0
            324             0
            325             0
            326             0
            327             0
            328             0
            329             0
            330             0
            331             0
            332             0
            333             0
            334             0
            335             0
            336             0
            337             0
            338             0
            339             0
            340             0
            341             0
            342             0
            343             0
            344             0
            345             0
            346             0
            347             0
            348             0
            349             0
            350             0
            351             0
            352             0
            353             0
            354             0
            355             0
            356             0
            357             0
            358             0
            359             0
                      -------
                            0
                      -------

USE AT YOUR OWN RISK, THESE HAVENT BEEN TIED WITH ACCOUNTANTS all break even results greater than 999.99 % of the dflt curve are shown as blanks

Assumptions
fwd curve shift                   0           0           0          0        200        200         200        200         400
                         -------------------------------------------------------------------------------------------------------
Prepay rate as % of PPV          50         100         150        200         50        100         150        200          50
                         -------------------------------------------------------------------------------------------------------
12 mo lag
40% loss severity

CLASS_NAME                      M-1         M-1         M-1                   M-1        M-1         M-1                    M-1
BREAKEVEN_RATE                660.6       553.9                             638.0      527.1                              593.0
WAL                            19.8         9.1                              20.4       10.0                               21.1
COLLATERAL_LOSS_PCT            19.8        16.2                              19.1       15.8                               17.8

CLASS_NAME                      M-3         M-3         M-3        M-3        M-3        M-3         M-3        M-3         M-3
BREAKEVEN_RATE                546.4       420.6       696.3                 521.7      404.7       654.7                  472.9
WAL                            22.0        12.9         4.8                  22.5       13.3         4.9                   23.0
COLLATERAL_LOSS_PCT            16.4        12.6        10.6                  15.7       12.1        10.4                   14.2

CLASS_NAME                      M-8         M-8         M-8        M-8        M-8        M-8         M-8        M-8         M-8
BREAKEVEN_RATE                376.0       247.2       196.9      297.5      348.3      230.8       185.7      286.9       296.0
WAL                            23.5        14.7         9.0        5.1       23.8       15.3         9.0        5.2        24.1
COLLATERAL_LOSS_PCT            11.3         7.4         5.5        5.1       10.4        6.9         5.3        5.0         8.9

CLASS_NAME                      M-9         M-9         M-9        M-9        M-9        M-9         M-9        M-9         M-9
BREAKEVEN_RATE                339.3       211.8       150.9      200.9      311.8      195.9       144.4      194.0       259.3
WAL                            23.1        14.5         9.0        5.3       23.4       15.0         9.4        5.4        23.7
COLLATERAL_LOSS_PCT            10.2         6.4         4.5        4.1        9.4        5.9         4.3        4.0         7.8


Assumptions
fwd curve shift                 400         400        400       spot       spot         spot       spot
                         --------------------------------------------------------------------------------
Prepay rate as % of PPV         100         150        200         50        100          150        200
                         --------------------------------------------------------------------------------
12 mo lag
40% loss severity

CLASS_NAME                      M-1         M-1                   M-1        M-1          M-1        M-1
BREAKEVEN_RATE                499.8                             693.2      597.3
WAL                            11.3                              19.2        8.5
COLLATERAL_LOSS_PCT            15.0                              20.8       16.7

CLASS_NAME                      M-3         M-3        M-3        M-3        M-3          M-3        M-3
BREAKEVEN_RATE                375.5       593.9                 582.9      440.5        741.0
WAL                            13.8         5.1                  21.6       12.5          4.7
COLLATERAL_LOSS_PCT            11.3        10.1                  17.5       13.2         10.8

CLASS_NAME                      M-8         M-8        M-8        M-8        M-8          M-8        M-8
BREAKEVEN_RATE                201.2       168.0      269.4      417.4      268.4        210.6      310.9
WAL                            15.8         9.1        5.2       23.2       14.2          8.9        5.1
COLLATERAL_LOSS_PCT             6.0         5.0        4.8       12.5        8.1          5.8        5.2

CLASS_NAME                      M-9        M-9         M-9        M-9        M-9          M-9        M-9
BREAKEVEN_RATE                166.5       132.7      182.3      380.9      232.7        159.5      209.8
WAL                            15.3         9.7        5.5       22.8       14.0          8.5        5.2
COLLATERAL_LOSS_PCT             5.0         4.0        3.8       11.4        7.0          4.8        4.2

USE AT YOUR OWN RISK, THESE HAVENT BEEN TIED WITH ACCOUNTANTS all break even results greater than 999.99 % of the dflt curve are shown as blanks


Assumptions
Prepay rate as % of PPV           50            100           150           200
12 mo lag
40% loss severity

CLASS_NAME                       M-1            M-1           M-1
BREAKEVEN_RATE                 640.3          528.8        6919.3
WAL                             20.2            9.8           2.3
COLLATERAL_LOSS_PCT             19.2           15.9          21.7

CLASS_NAME                       M-3            M-3           M-3           M-3
BREAKEVEN_RATE                 524.4          406.5         657.1        4976.1
WAL                             22.3           13.2           4.9           2.3
COLLATERAL_LOSS_PCT          15.7326         12.195      10.39758          16.3

CLASS_NAME                       M-8            M-8           M-8           M-8
BREAKEVEN_RATE                350.87         232.61        186.47         287.1
WAL                         23.67207        15.0501       9.02562           5.2
COLLATERAL_LOSS_PCT          10.5261         6.9783       5.35132           5.0

CLASS_NAME                       M-9            M-9           M-9           M-9
BREAKEVEN_RATE                314.28         197.49        144.73         194.1
WAL                          23.2277       14.79827      9.324919           5.4
COLLATERAL_LOSS_PCT           9.4284         5.9247        4.3419           4.0



           FWD CURVE USED
           #MONTH          LIB1           LIB6         TSY 1
                1          3.24           3.62          3.36
                2         3.355       3.719167          3.47
                3          3.47       3.818333          3.58
                4         3.585         3.9175          3.69
                5           3.7       4.016667           3.8
                6         3.815       4.115833          3.91
                7          3.93          4.215          4.02
                8         4.045       4.314167          4.13
                9          4.16       4.413333          4.24
               10         4.275         4.5125          4.35
               11          4.39       4.611667          4.46
               12         4.505       4.710833          4.57
               13          4.62           4.81          4.68
               14         4.735       4.909167          4.79
               15          4.85       5.008333           4.9
               16         4.965         5.1075          5.01
               17          5.08       5.206667          5.12
               18         5.195       5.305833          5.23
               19          5.31          5.405          5.34
               20         5.425       5.504167          5.45
               21          5.54       5.603333          5.56
               22         5.655         5.7025          5.67
               23          5.77       5.801667          5.78
               24         5.885       5.900833          5.89
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
Assumptions
fwd curve shift                                   0
Prepay rate as % of PPV                   50 PPC fixed,100 PPC ARMS
12 mo lag
40% loss severity

USE AT YOUR OWN RISK, THESE HAVENT BEEN TIED WITH ACCOUNTANTS



CLASS_NAME               M-1            M-3           M-8           M-9
BREAKEVEN_RATE         568.6          428.6         255.8         220.6
WAL                     14.5           16.2          18.7          18.4
COLLATERAL_LOSS_PCT     16.4           12.9           7.7           6.6

-------------------------------------
Deal Info                                   Master Servicer:          WF
Deal Name                WFHET 2005-1       Backup Servicer:
Bloomberg Ticker:        WFHET 2005-1       Primary Servicer (s):            % Name          Originator (s):                 % Name
Asset Class:                 Subprime                                  1                                   1 WF                 100
Issuer:                   Wells Fargo                                  2                                   2
Trustee:                         HSBC                                  3                                   3
Lead Manager(s)                  Citi                                  4                                   4
                                                                       5                                   5
Month:                                                                 6                                   6
To Roll                            23                                  7                                   7
Remaining Term                    352                                  8                                   8
Remaining IO Term                  NA                                  9                                   9
                                                                      10                                  10
% Interest Only                    NA
-------------------------------------
Cells in red font are calculations                             Please fill out complete list of servicers and
and should be left alone.                                        originators even if it is greater then ten
Please put averages in gray cells
at the bottom of each bucket.



                                   FICO BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
FICO                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
NA                                              61       5,651,996.16     0.43%   183,055.85   7.913             83.25
=<500                                           10       1,438,335.24     0.11%   191,870.01   8.751    500      65.16
>500 =<520                                     201      21,110,249.66     1.60%   146,157.22   9.017    512      69.60
>520 =<540                                     393      48,668,411.95     3.69%   173,011.35   8.497    531      72.63
>540 =<560                                     512      73,356,754.27     5.57%   215,511.56   7.697    551      73.49
>560 =<580                                     780     120,447,994.22     9.14%   227,040.95   7.214    571      78.99
>580 =<600                                   1,196     183,913,597.05    13.96%   229,669.61   6.930    591      84.18
>600 =<620                                   1,299     216,487,042.20    16.44%   245,234.81   6.769    611      85.92
>620 =<640                                   1,126     198,667,817.07    15.08%   261,644.18   6.601    630      84.94
>640 =<660                                     929     168,296,138.37    12.78%   262,877.00   6.378    650      87.54
>660 =<680                                     686     129,019,295.30     9.79%   271,810.63   6.116    670      84.58
>680 =<700                                     331      67,193,810.76     5.10%   299,514.46   6.064    689      87.51
>700 =<750                                     314      63,193,304.20     4.80%   290,640.31   5.987    719      86.27
>751=<807                                       96      19,776,099.43     1.50%   296,110.73   5.954    773      84.47
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
                                    FICO Mean: 610        Median: 613      Standard Deviation: 74.20


----------------------------------------------------------------------------------------------------------------------
                                    Weighted Average Collateral Characteristics
                                                                       Refi      Full    Interest
FICO                                 % DTI     Primary    SF/PUD    Cashout       Doc        only                 MI%
----------------------------------------------------------------------------------------------------------------------
NA                                      NA        0.40      0.41       0.18      0.43        0.00                0.20
=<500                                   NA        0.11      0.10       0.06      0.11        0.00                0.00
>500 =<520                              NA        1.60      1.47       1.17      1.60        0.00                0.02
>520 =<540                              NA        3.65      3.48       2.76      3.69        0.00                0.51
>540 =<560                              NA        5.39      5.16       4.25      5.57        0.00                1.59
>560 =<580                              NA        8.88      8.53       6.02      9.14        0.00                4.31
>580 =<600                              NA       13.52     13.07       7.03     13.96        0.00                5.18
>600 =<620                              NA       16.08     15.32       8.52     16.44        0.00                7.42
>620 =<640                              NA       14.71     13.86       7.58     15.08        0.00                7.08
>640 =<660                              NA       12.29     11.80       6.30     12.78        0.00                5.89
>660 =<680                              NA        9.36      9.12       5.21      9.79        0.00                4.14
>680 =<700                              NA        4.89      4.58       2.46      5.10        0.00                1.93
>700 =<750                              NA        4.49      4.16       2.08      4.80        0.00                1.46
>751=<807                               NA        1.39      1.34       0.55      1.50        0.00                0.30
----------------------------------------------------------------------------------------------------------------------
TOTAL                                   NA       96.77%    92.40%     54.17%   100.00%       0.00%              40.04%
----------------------------------------------------------------------------------------------------------------------



                                 CombLTV BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
CombLTV                                      Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
<=50                                           386      47,373,820.65     3.60%   205,968.45   6.686    609      40.12
>50 =<55                                       157      24,631,275.19     1.87%   220,993.18   6.417    616      52.59
>55 =<60                                       202      32,639,953.79     2.48%   232,143.00   6.501    605      57.70
>60 =<65                                       251      39,047,559.45     2.96%   233,364.83   6.638    607      62.65
>65 =<70                                       539      91,982,715.21     6.98%   267,409.38   6.431    611      68.36
>70 =<75                                       626     108,700,958.70     8.25%   282,793.88   6.721    601      73.83
>75 =<80                                     1,017     192,566,794.48    14.62%   288,100.31   6.721    613      79.32
>80 =<85                                       824     140,308,995.96    10.65%   258,189.83   7.083    610      84.45
>85 =<90                                     1,197     212,852,178.70    16.16%   260,735.37   7.052    622      89.57
>90 =<95                                       710     116,576,413.31     8.85%   239,683.95   7.085    638      94.65
>95 <100                                       126      24,915,772.73     1.89%   274,263.41   6.131    649      98.54
>=100                                        1,899     285,624,407.71    21.68%   202,134.37   6.568    641     100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
                                  OLTV Mean: 79.36    CCombLTV: 83.57       Standard Deviation: 16.27316855



--------------------------------------------------------------------------------------------------------------------
                                  Weighted Average Collateral Characteristics
                                                                     Refi      Full    Interest
CombLTV                            % DTI     Primary    SF/PUD    Cashout       Doc        only                 MI%
--------------------------------------------------------------------------------------------------------------------
<=50                                  NA        3.30      3.16       3.18      3.60        0.00                0.00
>50 =<55                              NA        1.72      1.71       1.59      1.87        0.00                0.00
>55 =<60                              NA        2.36      2.07       2.08      2.48        0.00                0.00
>60 =<65                              NA        2.78      2.70       2.44      2.96        0.00                0.00
>65 =<70                              NA        6.20      6.39       6.18      6.98        0.00                0.00
>70 =<75                              NA        7.65      7.68       6.66      8.25        0.00                0.00
>75 =<80                              NA       13.82     13.72       9.31     14.62        0.00                0.00
>80 =<85                              NA       10.40     10.02       6.95     10.65        0.00               10.31
>85 =<90                              NA       16.10     15.32       9.63     16.16        0.00               15.25
>90 =<95                              NA        8.85      8.10       3.69      8.85        0.00                7.28
>95 <100                              NA        1.89      1.70       0.51      1.89        0.00                0.40
>=100                                 NA       21.68     19.82       1.96     21.68        0.00                6.81
--------------------------------------------------------------------------------------------------------------------
TOTAL                                 NA       96.77%    92.40%     54.17%   100.00%       0.00%              40.04%
--------------------------------------------------------------------------------------------------------------------
                                  CombLTV =80: 26.40%       % Silent Seconds: 20.18%



                                   DTI BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
DTI                                          Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              NA                 NA       NA            NA      NA     NA         NA
NA                                              --                 --       NA            NA      NA     NA         NA
--------------------------------------------------------------------------------------------------------------------------
                                      DTI Mean: NA         Median: NA         Standard Deviation: NA


----------------------------------------------------------------------------------------------------
                                    Weighted Average Collateral Characteristics
                                                                       Refi      Full    Interest
DTI                                  % DTI     Primary    SF/PUD    Cashout       Doc        only
----------------------------------------------------------------------------------------------------
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
NA                                      NA          NA        NA         NA        NA          NA
----------------------------------------------------------------------------------------------------



                                 PURPOSE BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Purpose                                      Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
Purchase                                     3,346     520,981,365.23    39.55%   236,720.06   6.838    631      92.48
Refi (Cash Out)                              4,026     713,484,063.79    54.17%   259,978.31   6.705    615      77.11
Refi (Rate Term)                               562      82,755,416.86     6.28%   218,991.13   6.844    623      83.19
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
Purpose                                      % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
Purchase                                        NA       38.30     35.74       0.00     39.55        0.00
Refi (Cash Out)                                 NA       52.42     50.74      54.17     54.17        0.00
Refi (Rate Term)                                NA        6.05      5.91       0.00      6.28        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------



                                OCCUPANCY BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Occ Type                                     Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
Investment Property                            247      28,277,093.87     2.15%   194,969.63   6.660    639      68.64
Primary Residence                            7,607   1,274,691,836.49    96.77%   248,925.32   6.770    621      84.02
Second Home                                     80      14,251,915.52     1.08%   289,334.25   6.592    636      73.16
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
Occ Type                                     % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
Investment Property                             NA        0.00      1.64       1.31      2.15        0.00
Primary Residence                               NA       96.77     89.83      52.42     96.77        0.00
Second Home                                     NA        0.00      0.93       0.44      1.08        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------



                              DOCUMENTATION BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Doc Type                                     Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
Full Doc with 12 mos bank stmts              1,075     240,686,878.06    18.27%   330,121.43   6.400    637      80.19
Full Doc with 6 mos bank stmts                  43       7,896,687.40     0.60%   269,839.56   6.405    624      70.29
Full Documentation                           6,816   1,068,637,280.42    81.13%   229,594.35   6.851    618      84.43
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
Doc Type                                    % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
Full Doc with 12 mos bank stmts                NA       17.26     16.97      11.13     18.27        0.00
Full Doc with 6 mos bank stmts                 NA        0.54      0.55       0.50      0.60        0.00
Full Documentation                             NA       78.97     74.87      42.53     81.13        0.00
-----------------------------------------------------------------------------------------------------------
TOTAL                                          NA       96.77%    92.40%     54.17%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                                 PROPERTY BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Property Type                                Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
High-rise Condominium                           18       3,211,403.60     0.24%   286,855.57   6.595    619      79.00
Low-rise Condominium                           433      67,838,257.11     5.15%   208,887.81   6.639    630      86.70
Multi-family - 2 Units                         114      21,986,235.48     1.67%   277,546.48   6.500    634      74.13
Multi-family - 3 Units                          18       3,117,967.51     0.24%   225,945.51   6.629    611      63.05
Multi-family - 4 Units                          18       4,014,790.35     0.30%   277,281.97   6.618    621      67.69
Single Family Detached                       7,333   1,217,052,191.83    92.40%   249,724.79   6.779    621      83.68
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
Property Type                               % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
High-rise Condominium                          NA        0.24      0.00       0.06      0.24        0.00
Low-rise Condominium                           NA        4.91      0.00       1.78      5.15        0.00
Multi-family - 2 Units                         NA        1.47      0.00       1.24      1.67        0.00
Multi-family - 3 Units                         NA        0.17      0.00       0.15      0.24        0.00
Multi-family - 4 Units                         NA        0.15      0.00       0.20      0.30        0.00
Single Family Detached                         NA       89.83     92.40      50.74     92.40        0.00
-----------------------------------------------------------------------------------------------------------
TOTAL                                          NA       96.77%    92.40%     54.17%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                                PRINCIPAL BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
UPB                                          Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
<=50                                           591      21,983,798.61     1.67%    39,481.33   8.379    595      75.60
>50 =<75                                       970      61,563,008.37     4.67%    64,283.03   7.698    604      82.56
>75 =<100                                    1,000      88,371,410.68     6.71%    88,954.00   7.319    611      84.36
>100 =<125                                     980     110,495,032.14     8.39%   113,209.29   7.214    615      85.53
>125 =<150                                     857     117,759,627.88     8.94%   137,790.37   7.167    612      85.15
>150 =<200                                   1,396     242,495,197.85    18.41%   174,990.63   6.753    619      84.08
>200 =<250                                     790     176,836,601.03    13.42%   224,764.87   6.592    625      82.79
>250 =<300                                     478     131,130,339.56     9.96%   275,115.23   6.474    624      83.11
>300 =<350                                     310     100,944,372.34     7.66%   326,336.42   6.472    628      84.02
>350 =<400                                     215      80,629,791.69     6.12%   375,692.02   6.450    629      84.05
>400 =<450                                     122      51,728,387.97     3.93%   424,535.65   6.163    637      84.67
>450 =<500                                      63      29,834,074.03     2.26%   474,036.84   6.252    630      82.70
>500 =<600                                      70      38,005,248.83     2.89%   544,597.51   6.175    643      85.96
>600 =<700                                      52      33,665,415.57     2.56%   648,515.69   6.147    634      79.68
>700                                            40      31,778,539.33     2.41%   799,102.65   6.090    646      76.16
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
* In $1,000
                                    Min     10,601    Max     789,767



----------------------------------------------------------------------------------------------------
                                    Weighted Average Collateral Characteristics
                                                                       Refi      Full    Interest
UPB                                  % DTI     Primary    SF/PUD    Cashout       Doc        only
----------------------------------------------------------------------------------------------------
<=50                                    NA        1.47      1.59       0.78      1.67        0.00
>50 =<75                                NA        4.38      4.36       2.05      4.67        0.00
>75 =<100                               NA        6.52      6.23       2.91      6.71        0.00
>100 =<125                              NA        8.13      7.68       4.06      8.39        0.00
>125 =<150                              NA        8.63      8.24       4.38      8.94        0.00
>150 =<200                              NA       17.92     16.68       9.83     18.41        0.00
>200 =<250                              NA       12.96     12.31       7.88     13.42        0.00
>250 =<300                              NA        9.66      9.18       5.72      9.96        0.00
>300 =<350                              NA        7.59      7.29       4.49      7.66        0.00
>350 =<400                              NA        5.89      5.58       3.65      6.12        0.00
>400 =<450                              NA        3.76      3.64       2.44      3.93        0.00
>450 =<500                              NA        2.20      2.16       1.40      2.26        0.00
>500 =<600                              NA        2.80      2.68       1.59      2.89        0.00
>600 =<700                              NA        2.51      2.41       1.72      2.56        0.00
>700                                    NA        2.35      2.36       1.27      2.41        0.00
----------------------------------------------------------------------------------------------------
TOTAL                                   NA       96.77%    92.40%     54.17%   100.00%       0.00%
----------------------------------------------------------------------------------------------------
* In $1,000



                          State Concentration Bucket *

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
State*                                       Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
California                                   1,013     285,073,697.70    21.64%   356,297.55   6.119    631      77.28
Maryland                                       402      83,317,480.26     6.33%   269,617.85   6.785    620      83.58
Florida                                        394      69,651,302.26     5.29%   251,146.71   6.786    621      83.94
Arizona                                        367      62,597,273.83     4.75%   237,121.12   6.796    624      85.44
Virginia                                       260      53,904,682.88     4.09%   267,508.10   6.750    622      86.51
Illinois                                       373      48,584,252.03     3.69%   184,329.02   7.235    616      87.42
Texas                                          514      47,084,012.06     3.57%   138,919.23   7.582    612      82.72
New York                                       205      44,652,773.62     3.39%   325,534.16   6.578    622      76.19
Washington                                     211      39,688,821.71     3.01%   237,339.87   6.470    630      88.64
Nevada                                         177      39,642,252.71     3.01%   295,495.40   6.698    620      80.61
New Jersey                                     172      37,155,217.85     2.82%   260,180.59   7.039    611      76.90
Minnesota                                      237      35,987,667.77     2.73%   212,335.85   6.878    615      83.48
Colorado                                       174      33,800,850.05     2.57%   249,641.75   6.312    637      89.70
Georgia                                        190      30,987,425.26     2.35%   213,531.11   6.938    615      89.99
North Carolina                                 208      28,180,382.32     2.14%   184,318.93   7.238    618      89.54
< Others >                                   3,037     376,912,753.57    28.61%   178,888.35   7.096    617      86.93
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
* Separate California into North and South if possible.


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
State*                                       % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
California                                      NA       20.78     19.60      15.00     21.64        0.00
Maryland                                        NA        6.20      6.04       3.56      6.33        0.00
Florida                                         NA        5.02      4.72       2.36      5.29        0.00
Arizona                                         NA        4.50      4.57       2.97      4.75        0.00
Virginia                                        NA        4.05      3.79       1.63      4.09        0.00
Illinois                                        NA        3.61      3.26       1.61      3.69        0.00
Texas                                           NA        3.44      3.49       1.54      3.57        0.00
New York                                        NA        3.23      2.72       2.50      3.39        0.00
Washington                                      NA        2.96      2.79       1.54      3.01        0.00
Nevada                                          NA        2.95      2.87       1.83      3.01        0.00
New Jersey                                      NA        2.73      2.35       1.91      2.82        0.00
Minnesota                                       NA        2.67      2.62       1.72      2.73        0.00
Colorado                                        NA        2.45      2.46       1.30      2.57        0.00
Georgia                                         NA        2.28      2.30       0.98      2.35        0.00
North Carolina                                  NA        2.07      2.12       0.66      2.14        0.00
< Others >                                      NA       27.83     26.69      13.07     28.61        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
California Breakdown                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
-------------------------------------------------------------------------------------------------------------------------
CA North                                       438     131,937,701.72    46.28%   385,196.55   6.118    635      79.83
CA South                                       575     153,135,995.98    53.72%   331,398.97   6.120    627      75.09
-------------------------------------------------------------------------------------------------------------------------
                                             1,013        285,073,698   100.00%   356,297.55   6.119%   631      77.28%
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
California Breakdown                        % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
CA North                                       NA       44.41     41.40      30.33     46.28        0.00
CA South                                       NA       51.58     49.18      38.98     53.72        0.00
-----------------------------------------------------------------------------------------------------------
                                               NA       95.99%    90.58%     69.31%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                              FIXED / FLOATING (ii)

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Type                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
2 Year/6 Month LIBOR ARM                     6,669   1,105,538,883.12    83.93%   244,589.76   6.787    617      85.22
3 Year/6 Month LIBOR ARM                       156      33,096,898.23     2.51%   325,102.80   5.984    648      81.90
1Y CMT Arm                                      52      13,109,599.82     1.00%   415,148.37   7.161    613      75.55
Balloon 350/180                                130      26,226,910.07     1.99%   279,950.72   6.624    665      81.39
Fixed 15 Yr                                    239      22,634,472.38     1.72%   166,449.74   7.011    638      69.28
Fixed 30 Yr                                    688     116,614,082.26     8.85%   250,606.65   6.731    646      72.51
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.


-----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
Type                                        % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
2 Year/6 Month LIBOR ARM                       NA       81.32     77.46      42.58     83.93        0.00
3 Year/6 Month LIBOR ARM                       NA        2.49      2.21       1.64      2.51        0.00
1Y CMT Arm                                     NA        0.91      0.93       0.63      1.00        0.00
Balloon 350/180                                NA        1.93      1.86       1.46      1.99        0.00
Fixed 15 Yr                                    NA        1.61      1.67       1.33      1.72        0.00
Fixed 30 Yr                                    NA        8.50      8.28       6.51      8.85        0.00
-----------------------------------------------------------------------------------------------------------
TOTAL                                          NA       96.77%    92.40%     54.17%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                                   LIEN BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Type                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
First                                        7,934   1,317,220,845.88   100.00%   248,204.26   6.766    622      83.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
Type                                         % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
First                                           NA       96.77     92.40      54.17    100.00        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------



                                PREPAYMENT BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Type                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
0                                            1,914     354,361,429.74    26.90%   287,244.14   7.077    621      82.10
2 Years                                      5,091     805,069,646.77    61.12%   228,602.76   6.675    616      85.85
3 Years                                        929     157,789,769.37    11.98%   260,539.29   6.528    650      75.26
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                           Weighted Average Collateral Characteristics
                                                                              Refi      Full    Interest
Type                                        % DTI     Primary    SF/PUD    Cashout       Doc        only
-----------------------------------------------------------------------------------------------------------
0                                              NA       25.77     24.70      15.44     26.90        0.00
2 Years                                        NA       59.42     56.60      30.14     61.12        0.00
3 Years                                        NA       11.58     11.09       8.58     11.98        0.00
-----------------------------------------------------------------------------------------------------------
TOTAL                                          NA       96.77%    92.40%     54.17%   100.00%       0.00%
-----------------------------------------------------------------------------------------------------------



                                  INDEX BUCKET

--------------------------------------------------------------------------------------------------------------------------
                                                             Deal Size
                                                 #                                   WA Loan
Type                                         Loans            Balance         %      Balance     WAC   FICO   %CombLTV
--------------------------------------------------------------------------------------------------------------------------
Fixed                                        1,057     165,475,464.71    12.56%   243,746.16   6.752    648      73.48
1CM                                             52      13,109,599.82     1.00%   415,148.37   7.161    613      75.55
6Mo LIBOR                                    6,825   1,138,635,781.35    86.44%   246,930.04   6.763    618      85.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL                                        7,934      1,317,220,846   100.00%   248,204.26   6.766%   622      83.57%
--------------------------------------------------------------------------------------------------------------------------
List all reset rates


------------------------------------------------------------------------------------------------------------
                                            Weighted Average Collateral Characteristics
                                                                               Refi      Full    Interest
Type                                         % DTI     Primary    SF/PUD    Cashout       Doc        only
------------------------------------------------------------------------------------------------------------
Fixed                                           NA       12.05     11.80       9.31     12.56        0.00
1CM                                             NA        0.91      0.93       0.63      1.00        0.00
6Mo LIBOR                                       NA       83.82     79.67      44.23     86.44        0.00
------------------------------------------------------------------------------------------------------------
TOTAL                                           NA       96.77%    92.40%     54.17%   100.00%       0.00%
------------------------------------------------------------------------------------------------------------
List all reset rates



                                  Deal Coverage

------------------------------------------------------------------------------------------------------------------------------------
Percentage of the deal based on FICO
and CombLTV buckets.* Loan-to-Value (CombLTV)
                   =<55   >55 =<60   >60 =<65   >65 =<70   >70 =<75   >75 =<80   >80 =<85   >85 =<90   >90 =<95    >95 <100    =>100
------------------------------------------------------------------------------------------------------------------------------------
FICO          NA   0.01       0.01       0.01       0.01       0.06       0.08       0.09       0.10       0.01        0.00     0.06
           =<500   0.01       0.02       0.02       0.00       0.02       0.03       0.00       0.00       0.00        0.00     0.00
      >500 =<550   0.81       0.37       0.53       1.10       1.71       2.04       1.22       0.19       0.02        0.00     0.01
      >550 =<600   1.62       0.74       0.81       2.04       2.44       4.26       3.62       5.34       1.66        0.19     3.24
      >600 =<625   0.89       0.52       0.51       1.34       1.21       2.75       1.82       3.78       1.69        0.39     5.63
      >625 =<650   0.77       0.32       0.38       0.89       1.15       2.02       1.64       2.88       2.55        0.47     4.97
      >650 =<675   0.65       0.32       0.45       0.77       0.99       1.65       1.36       1.94       1.51        0.35     3.71
      >675 =<700   0.32       0.13       0.12       0.39       0.33       0.71       0.56       1.03       0.83        0.35     2.13
      >700 =<725   0.21       0.02       0.09       0.13       0.16       0.51       0.16       0.65       0.28        0.06     1.00
      >725 =<750   0.08       0.00       0.02       0.10       0.08       0.28       0.13       0.17       0.18        0.01     0.46
       >750 <800   0.06       0.00       0.03       0.20       0.07       0.28       0.06       0.07       0.11        0.07     0.47
           =>800   0.02       0.03       0.00       0.00       0.01       0.00       0.00       0.02       0.00        0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
* This table should be filled out with the percentage of the deal corresponding to each cross CombLTV and FICO buckets





                                   MI Coverage

Percentage of MI coverage based on FICO and
CombLTV bucketsLoan-to-Value (CombLTV)
                    =<55    >55 =<60    >60 =<65  >65 =<70   >70 =<75    >75 =<80   >80 =<85  >85 =<90   >90 =<95   >95 <100   =>100
FICO   NA           0.00        0.00        0.00      0.00       0.00        0.00       0.09      0.10       0.01       0.00    0.01
            =<500   0.00        0.00        0.00      0.00       0.00        0.00       0.00      0.00       0.00       0.00    0.00
       >500 =<550   0.00        0.00        0.00      0.00       0.00        0.00       1.19      0.14       0.00       0.00    0.01
       >550 =<600   0.00        0.00        0.00      0.00       0.00        0.00       3.58      5.26       1.29       0.00    0.14
       >600 =<625   0.00        0.00        0.00      0.00       0.00        0.00       1.82      3.63       1.41       0.15    2.22
       >625 =<650   0.00        0.00        0.00      0.00       0.00        0.00       1.58      2.74       2.17       0.11    2.09
       >650 =<675   0.00        0.00        0.00      0.00       0.00        0.00       1.30      1.75       1.33       0.09    1.37
       >675 =<700   0.00        0.00        0.00      0.00       0.00        0.00       0.44      0.97       0.71       0.04    0.54
       >700 =<725   0.00        0.00        0.00      0.00       0.00        0.00       0.14      0.43       0.17       0.00    0.26
       >725 =<750   0.00        0.00        0.00      0.00       0.00        0.00       0.12      0.17       0.09       0.00    0.09
        >750 <800   0.00        0.00        0.00      0.00       0.00        0.00       0.06      0.04       0.10       0.00    0.08
            =>800   0.00        0.00        0.00      0.00       0.00        0.00       0.00      0.02       0.00       0.00    0.00
* This table should be filled out with the percentage of MI corresponding to each cross CombLTV and FICO buckets

                               IO ONLY FICO BUCKET

                         Deal Size                               Weighted Average Collateral Characteristics
                                          WA Loan                                                             Refi  Full   CombLTV
Type        # Loans  Balance         %    Balance    WAC   FICO   %CombLTV    % DTI   Primary    SF/PUD    Cashout   Doc      =>80

NA                             #DIV/0!
=<500                          #DIV/0!
>500 =<520                     #DIV/0!
>520 =<540                     #DIV/0!
>540 =<560                     #DIV/0!
>560 =<580                     #DIV/0!
>580 =<600                     #DIV/0!
>600 =<620                     #DIV/0!
>620 =<640                     #DIV/0!
>640 =<660                     #DIV/0!
>660 =<680                     #DIV/0!
>680 =<700                     #DIV/0!
>700 =<750                     #DIV/0!
>750                           #DIV/0!
TOTAL            --       --   #DIV/0!




                            IO ONLY PRINCIPAL BUCKET

                         Deal Size                               Weighted Average Collateral Characteristics
                                          WA Loan                                                             Refi  Full   CombLTV
UPB         # Loans  Balance         %    Balance    WAC   FICO   %CombLTV    % DTI   Primary    SF/PUD    Cashout   Doc      =>80
=<50                           #DIV/0!
>50 =<75                       #DIV/0!
>75 =<100                      #DIV/0!
>100 =<500                     #DIV/0!
>500 =<600                     #DIV/0!
>600 =<700                     #DIV/0!
=>700                          #DIV/0!
TOTAL            --       --   #DIV/0!
* In $1,000

CURVES

PREPAY CURVE                                 DFLT CURVE
FIXED                       ARMS
                          2          25                      0
                3.071428571          25                      0
                4.142857143          25                      0
                5.214285714          25                      0
                6.285714286          25                      0
                7.357142857          25                      0
                8.428571429          25            0.083333333
                        9.5          25            0.083333333
                10.57142857          25            0.083333333
                11.64285714          25            0.083333333
                12.71428571          25            0.083333333
                13.78571429          25            0.083333333
                14.85714286          35            0.083333333
                15.92857143          35            0.083333333
                         17          35            0.083333333
                         17          35            0.083333333
                         17          35            0.083333333
                         17          35            0.083333333
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          35                    0.2
                         17          60                    0.2
                         17          60                    0.2
                         17          60                    0.2
                         17          60                    0.2
                         17          40                    0.2
                         17          40                    0.2
                         17          40                    0.2
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.133333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40            0.083333333
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40                   0.05
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40            0.041666667
                         17          40                      0
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
                         17          40
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

Stress Runs
M1 WALS and DMs
Assumptions
1. CPR Curves provided
2. Default Curve provided
3. 5.0% Cum Loss
4. 50% Loss Severity
5. 12 months recovery lag
6. Price = 100
7. Stepdown Fail
8. P&I Advancing

      Forwards   Forwards +100   Forwards +200   Forwards +300
      --------   -------------   -------------   -------------
M1
WAL        4.6             4.6             4.6             4.7
DM        44.0            44.0            44.0            44.0

M2
WAL        5.1             5.1             5.1             5.2
DM        46.0            46.1            46.1            46.2

M3
WAL        5.5             5.6             5.6             5.8
DM        49.1            49.3            49.4            49.7

Collateral Analysis

                                                   (deal as a whole)
                                    Wtd Avg           Percent of        Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High    LTV     Current Balance     Current Balance      GWAC     % MI     FICO       DTI       LTV     % SFD
--------   ---------    ----    ---------------    -----------------    -------   -----   -------   -------   -------   -----
     500         524    > 65%       $157,452.39                 1.79%     8.966   0.140       515     NA        75.71    1.68
     525         549    > 65%       $192,450.38                 4.35%     8.268   1.110       538     NA        78.14    4.19
     550         574    > 65%       $220,881.91                 7.49%     7.464   3.720       564     NA        81.53    6.99
     575         599    > 70%       $223,748.42                13.37%     7.079   6.130       587     NA        88.60   12.59
     600         624    > 70%       $246,045.90                17.23%     6.815   9.270       612     NA        90.40   16.10
     625         649    > 70%       $259,515.16                15.72%     6.676   8.750       637     NA        90.70   14.56
     650         674    > 80%       $258,623.18                 9.21%     6.370   6.090       661     NA        94.48    8.61
     675         699    > 80%       $285,511.10                 5.05%     6.193   2.840       685     NA        94.84    4.53
     700         724    > 80%       $281,567.24                 2.25%     6.034   1.010       710     NA        94.95    1.97
     725         749    > 85%       $295,772.83                 0.84%     5.983   0.330       736     NA        96.86    0.71
     750         774    > 85%       $253,488.39                 0.54%     6.304   0.220       758     NA        97.76    0.46
     775         799    > 85%       $217,278.45                 0.20%     5.537   0.030       780     NA        98.27    0.18
     800 max            > 85%       $279,430.16                 0.04%     6.452   0.020       804     NA        94.36    0.04


FICO Low        % PUD   % Owner Occ   % Full Doc   Full Doc, 12 Mo Bank Statements %   Full Doc, 6 Mo Bank Statements %   % Int Only
--------        -----   -----------   ----------   ---------------------------------   --------------------------------   ----------
     500         0.00          1.78         1.62                                0.17                               0.00       NA
     525         0.00          4.26         3.86                                0.48                               0.02       NA
     550         0.00          7.29         6.39                                1.04                               0.06       NA
     575         0.00         13.16        11.25                                2.06                               0.06       NA
     600         0.00         17.08        15.14                                2.06                               0.02       NA
     625         0.00         15.40        12.84                                2.84                               0.05       NA
     650         0.00          9.14         7.54                                1.66                               0.01       NA
     675         0.00          5.02         4.18                                0.87                               0.00       NA
     700         0.00          2.25         1.58                                0.67                               0.00       NA
     725         0.00          0.84         0.55                                0.29                               0.00       NA
     750         0.00          0.53         0.44                                0.11                               0.00       NA
     775         0.00          0.19         0.17                                0.03                               0.00       NA
     800 max     0.00          0.04         0.04                                0.00                               0.00       NA


                                       Wtd Avg          Percent of       Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg
LTV Low     LTV High      DTI      Current Balance    Current Balance     GWAC     % MI     FICO       DTI       LTV     % SFD
--------    ---------    ------    ---------------   -----------------   -------   -----   -------   -------   -------   -----
      60%          64%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      65%          69%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      70%          74%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      75%          79%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      80%          84%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      85%          89%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      90%          94%   > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA
      95% max            > 49.9          NA                 NA             NA       NA       NA        NA        NA       NA

LTV Low         % PUD   % Owner Occ   % Full Doc   Full Doc, 12 Mo Bank Statements %   Full Doc, 6 Mo Bank Statements %   % Int Only
--------        -----   -----------   ----------   ---------------------------------   --------------------------------   ----------
      60%        NA         NA            NA                      NA                                  NA                      NA
      65%        NA         NA            NA                      NA                                  NA                      NA
      70%        NA         NA            NA                      NA                                  NA                      NA
      75%        NA         NA            NA                      NA                                  NA                      NA
      80%        NA         NA            NA                      NA                                  NA                      NA
      85%        NA         NA            NA                      NA                                  NA                      NA
      90%        NA         NA            NA                      NA                                  NA                      NA
      95% max    NA         NA            NA                      NA                                  NA                      NA



                                     Wtd Avg          Percent of       Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg
DTI Low     DTI High     FICO    Current Balance    Current Balance     GWAC     % MI     FICO       DTI       LTV     % SFD
--------    ---------    -----   ---------------   -----------------   -------   -----   -------   -------   -------   -----
      20%          24%   < 525         NA                 NA             NA       NA       NA        NA        NA       NA
      25%          29%   < 550         NA                 NA             NA       NA       NA        NA        NA       NA
      30%          34%   < 575         NA                 NA             NA       NA       NA        NA        NA       NA
      35%          39%   < 600         NA                 NA             NA       NA       NA        NA        NA       NA
      40%          44%   < 625         NA                 NA             NA       NA       NA        NA        NA       NA
      45%          49%   < 650         NA                 NA             NA       NA       NA        NA        NA       NA
      50%          54%   < 675         NA                 NA             NA       NA       NA        NA        NA       NA
      55%         max    < 700         NA                 NA             NA       NA       NA        NA        NA       NA

DTI Low     % PUD   % Owner Occ   % Full Doc   Full Doc, 12 Mo Bank Statements %   Full Doc, 6 Mo Bank Statements %   % Int Only
--------    -----   -----------   ----------   ---------------------------------   --------------------------------   ----------
      20%    NA         NA            NA                      NA                                  NA                      NA
      25%    NA         NA            NA                      NA                                  NA                      NA
      30%    NA         NA            NA                      NA                                  NA                      NA
      35%    NA         NA            NA                      NA                                  NA                      NA
      40%    NA         NA            NA                      NA                                  NA                      NA
      45%    NA         NA            NA                      NA                                  NA                      NA
      50%    NA         NA            NA                      NA                                  NA                      NA
      55%    NA         NA            NA                      NA                                  NA                      NA



Non-Full Doc

                           Wtd Avg         Percent of         Wtd Avg               Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance        GWAC        % MI     FICO       DTI       LTV      % SFD    % PUD
--------   ---------   ---------------   ---------------    ------------    ----    -------   -------   -------    -----    -----
Missing                    $251,061.25              0.08%          6.808%   0.03%                         81.47%    0.07%    0.00%
     500         524       $160,762.01              0.21%          8.730%   0.01%       516               71.73%    0.20%    0.00%
     525         549       $283,807.37              0.66%          7.616%   0.17%       540               69.63%    0.64%    0.00%
     550         574       $275,886.56              1.40%          7.128%   0.49%       564               75.30%    1.34%    0.00%
     575         599       $323,543.99              2.74%          6.849%   1.10%       587               79.46%    2.62%    0.00%
     600         624       $326,803.81              3.00%          6.450%   1.04%       613               77.53%    2.69%    0.00%
     625         649       $332,569.21              3.34%          6.394%   1.33%       637               84.21%    3.16%    0.00%
     650         674       $347,582.94              3.27%          5.917%   0.95%       663               80.36%    3.03%    0.00%
     675         699       $347,583.37              1.80%          5.865%   0.51%       685               80.60%    1.64%    0.00%
     700         724       $344,386.40              1.24%          5.933%   0.27%       710               82.89%    1.14%    0.00%
     725         749       $361,869.08              0.64%          5.858%   0.11%       737               81.77%    0.53%    0.00%
     750         774       $293,674.44              0.24%          6.004%   0.07%       761               86.72%    0.20%    0.00%
     775         799       $426,386.20              0.22%          5.865%   0.03%       787               78.27%    0.22%    0.00%
     800         max       $134,018.52              0.03%          5.366%   0.00%       803               61.05%    0.03%    0.00%

FICO Low   % Owner Occ    % Full Doc    Full Doc, 12 Mo Bank Statements %    Full Doc, 6 Mo Bank Statements %    % Int Only   % CA
--------   -----------    ----------    ---------------------------------    --------------------------------    ----------   ----
Missing           0.07%         0.00%                                0.08%                               0.00%
     500          0.21%         0.00%                                0.21%                               0.01%       NA        NA
     525          0.63%         0.00%                                0.65%                               0.02%       NA        NA
     550          1.37%         0.00%                                1.33%                               0.07%       NA        NA
     575          2.60%         0.00%                                2.64%                               0.10%       NA        NA
     600          2.84%         0.00%                                2.88%                               0.11%       NA        NA
     625          3.17%         0.00%                                3.25%                               0.09%       NA        NA
     650          3.06%         0.00%                                3.17%                               0.10%       NA        NA
     675          1.63%         0.00%                                1.75%                               0.05%       NA        NA
     700          1.17%         0.00%                                1.19%                               0.04%       NA        NA
     725          0.57%         0.00%                                0.64%                               0.01%       NA        NA
     750          0.23%         0.00%                                0.24%                               0.00%       NA        NA
     775          0.22%         0.00%                                0.22%                               0.00%       NA        NA
     800          0.03%         0.00%                                0.03%                               0.00%       NA        NA

FICO Low   % NY   % FL
--------   ----   ----
Missing
     500    NA     NA
     525    NA     NA
     550    NA     NA
     575    NA     NA
     600    NA     NA
     625    NA     NA
     650    NA     NA
     675    NA     NA
     700    NA     NA
     725    NA     NA
     750    NA     NA
     775    NA     NA
     800    NA     NA



IO LOANS

                           Wtd Avg         Percent of      Wtd Avg          Wtd Avg   Wtd Avg   Wtd Avg
FICO Low   FICO High   Current Balance   Current Balance    GWAC     % MI    FICO       DTI       LTV     % SFD   % PUD
--------   ---------   ---------------   ---------------   -------   ----   -------   -------   -------   -----   -----
     600         624         NA                NA            NA       NA      NA        NA        NA       NA      NA
     625         649         NA                NA            NA       NA      NA        NA        NA       NA      NA
     650         674         NA                NA            NA       NA      NA        NA        NA       NA      NA
     675         699         NA                NA            NA       NA      NA        NA        NA       NA      NA
     700         724         NA                NA            NA       NA      NA        NA        NA       NA      NA
     725         749         NA                NA            NA       NA      NA        NA        NA       NA      NA
     750         774         NA                NA            NA       NA      NA        NA        NA       NA      NA
     775         799         NA                NA            NA       NA      NA        NA        NA       NA      NA
     800         max         NA                NA            NA       NA      NA        NA        NA       NA      NA

FICO Low   % Owner Occ   % Full Doc   Full Doc, 12 Mo Bank Statements %   Full Doc, 6 Mo Bank Statements %   % Int Only   % CA
--------   -----------   ----------   ---------------------------------   --------------------------------   ----------   ----
     600       NA            NA                      NA                                  NA                      NA        NA
     625       NA            NA                      NA                                  NA                      NA        NA
     650       NA            NA                      NA                                  NA                      NA        NA
     675       NA            NA                      NA                                  NA                      NA        NA
     700       NA            NA                      NA                                  NA                      NA        NA
     725       NA            NA                      NA                                  NA                      NA        NA
     750       NA            NA                      NA                                  NA                      NA        NA
     775       NA            NA                      NA                                  NA                      NA        NA
     800       NA            NA                      NA                                  NA                      NA        NA

FICO Low   % NY   % FL
--------   ----   ----
     600    NA     NA
     625    NA     NA
     650    NA     NA
     675    NA     NA
     700    NA     NA
     725    NA     NA
     750    NA     NA
     775    NA     NA
     800    NA     NA

Deal Name                                                  WFHET 2005-1
**Please fill in over this generic data

                                 ARM                 FRM             Total/Avg.
-----------------------   -----------------    ---------------    -----------------
Percentage Bal.                       87.44%             12.56%              100.00%
Deal Balance                  1,151,745,381        165,475,465        1,317,220,846
WAM                                     358                305                  352
WALA
WAC                                   6.768%             6.752%               6.766%
CLTV (incl silent 2nds)               85.02%             73.48%               83.57%
Loan Balance                        167,478            156,552              166,022
Non-Full Doc %                        17.82%             25.77%               18.87%
DTI                              NA                  NA                  NA
IO %                             NA                  NA                  NA
Second Lien %                    NA                  NA                  NA
Silent Seconds %                      18.60%              1.58%               20.18%
FICO                      ***the weighted average of these (by 25% each) should equal the weighted average DEAL FICO
1st Quartile                            578                601                  581
2nd Quartile                            610                640                  614
3rd Quartile                            643                672                  647
4th Quartile                            807                803                  806
Property Type                        100.00%            100.00%
Single Family %                       92.18%             93.92%               92.40%
PUD %                            NA                  NA                  NA
2-4 Unit %                             2.13%              2.80%                2.21%
MH %                             NA                  NA                  NA
Occupancy Type                       100.00%            100.00%
Owner Occupied                        96.90%             95.90%               96.77%
2nd Home                               1.12%              0.79%                1.08%
Investor Prop.                         1.98%              3.31%                2.15%
Loan Purpose                         100.00%            100.00%
Purchase                              43.21%             14.08%               39.55%
Cash-Out                              51.31%             74.07%               54.17%
Rate-Reduction                         5.48%             11.85%                6.28%


Results of 1st dollar principal loss
---------------------------------------
Cert   % of CDR curve   Collateral Loss
----   --------------   ---------------
M-7            190.48              8.19
M-8            169.62              7.45
M-9            140.77              6.37

All assumptions as specified within. Forward curves used


Fixed Severity     45%
ARM Severity       40%
Seconds Severity   95%
Triggers           As modeled
Lag                12 months
Runs to Maturity


2/28 ARM
----------
CPR Vector   Start CRR   End CRR   Months
----------   ---------   -------   ------
                  4.00     25.00    12.00
                 25.00     30.00    12.00
                 60.00     60.00     6.00
                 50.00     50.00     6.00
                 40.00     40.00     6.00
                 35.00     35.00     6.00
                 30.00     30.00   300.00
CDR Vector   Start CDR   End CDR   Months
----------   ---------   -------   ------
                  0.00      9.00    30.00
                  9.00      4.50    84.00
                  4.50      4.50   360.00


FRM
----------
CPR Vector   Start CRR   End CRR   Months
----------   ---------   -------   ------
                  2.00     15.00    18.00
                 15.00     15.00   life
CDR Vector   Start CDR   End CDR   Months
----------   ---------   -------   ------
                  0.00      4.00    24.00
                  4.00      2.00    84.00
                  2.00      2.00   360.00

Deal Name                                                  WFHET 2005-1
**Please fill in over this generic data

                                 ARM                 FRM             Total/Avg.
-----------------------   -----------------    ---------------    -----------------
Percentage Bal.                       87.44%             12.56%              100.00%
Deal Balance                  1,151,745,381        165,475,465        1,317,220,846
WAM                                     358                305                  352
WALA
WAC                                   6.768%             6.752%               6.766%
CLTV (incl silent 2nds)               85.02%             73.48%               83.57%
Loan Balance                        167,478            156,552              166,022
Non-Full Doc %                        17.82%             25.77%               18.87%
DTI                              NA                  NA                  NA
IO %                             NA                  NA                  NA
Second Lien %                    NA                  NA                  NA
Silent Seconds %                      18.60%              1.58%               20.18%
FICO                      ***the weighted average of these (by 25% each) should equal the weighted average DEAL FICO
1st Quartile                            578                601                  581
2nd Quartile                            610                640                  614
3rd Quartile                            643                672                  647
4th Quartile                            807                803                  806
Property Type                        100.00%            100.00%
Single Family %                       92.18%             93.92%               92.40%
PUD %                            NA                  NA                  NA
2-4 Unit %                             2.13%              2.80%                2.21%
MH %                             NA                  NA                  NA
Occupancy Type                       100.00%            100.00%
Owner Occupied                        96.90%             95.90%               96.77%
2nd Home                               1.12%              0.79%                1.08%
Investor Prop.                         1.98%              3.31%                2.15%
Loan Purpose                         100.00%            100.00%
Purchase                              43.21%             14.08%               39.55%
Cash-Out                              51.31%             74.07%               54.17%
Rate-Reduction                         5.48%             11.85%                6.28%


Results of 1st dollar principal loss
---------------------------------------
Cert   % of CDR curve   Collateral Loss
----   --------------   ---------------
M-7            190.48              8.19
M-8            169.62              7.45
M-9            140.77              6.37

All assumptions as specified within. Forward curves used


Fixed Severity     45%
ARM Severity       40%
Seconds Severity   95%
Triggers           As modeled
Lag                12 months
Runs to Maturity


2/28 ARM
----------
CPR Vector   Start CRR   End CRR   Months
----------   ---------   -------   ------
                  4.00     25.00    12.00
                 25.00     30.00    12.00
                 60.00     60.00     6.00
                 50.00     50.00     6.00
                 40.00     40.00     6.00
                 35.00     35.00     6.00
                 30.00     30.00   300.00
CDR Vector   Start CDR   End CDR   Months
----------   ---------   -------   ------
                  0.00      9.00    30.00
                  9.00      4.50    84.00
                  4.50      4.50   360.00


FRM
----------
CPR Vector   Start CRR   End CRR   Months
----------   ---------   -------   ------
                  2.00     15.00    18.00
                 15.00     15.00   life
CDR Vector   Start CDR   End CDR   Months
----------   ---------   -------   ------
                  0.00      4.00    24.00
                  4.00      2.00    84.00
                  2.00      2.00   360.00

STRESS RUNS
NO PREPAY STRESS WFHET 2005-1

                                          M-5
                                               Min 0
Fwd LIBOR/Swap Shift                          -200 bp             bp              200 bp
Prepay                                    1.00x Base Case   1.00x Base Case   1.00x Base Case
---------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                               12.6              11.4              10.3
CDR - Yield Break                                    13.7              12.1              10.6
% Cum Loss 1st $ Principal Loss                      12.2              10.8               9.5
CDR - 1st $ Principal Loss                           13.1              11.2               9.6

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break                               12.8              11.6              10.5
CDR - Yield Break                                    11.2               9.9               8.7
% Cum Loss 1st $ Principal Loss                      12.4              11.0               9.6
CDR - 1st $ Principal Loss                           10.7               9.2               7.9

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                               13.1              11.8              10.6
CDR - Yield Break                                    8.68              7.67              6.77
% Cum Loss 1st $ Principal Loss                      12.6              11.1               9.8
CDR - 1st $ Principal Loss                            8.3               7.1               6.1

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                               11.3              10.1               8.7
CDR - Yield Break                                   11.97             10.29              8.65
% Cum Loss 1st $ Principal Loss                      11.0               9.5               8.0
CDR - 1st $ Principal Loss                           11.5               9.6               7.8

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                               11.7              10.4               9.1
CDR - Yield Break                                    10.0               8.6               7.3
% Cum Loss 1st $ Principal Loss                      11.3               9.8               8.4
CDR - 1st $ Principal Loss                            9.5               8.0               6.6

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                               12.1              10.8               9.5
CDR - Yield Break                                    7.94               6.9              5.93
% Cum Loss 1st $ Principal Loss                      11.7              10.1               8.7
CDR - 1st $ Principal Loss                            7.6               6.4               5.4
                                          M-9
                                               Min 0
Fwd LIBOR/Swap Shift                          -200 bp             bp              200 bp
Prepay                                    1.00x Base Case   1.00x Base Case   1.00x Base Case
---------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                                9.1               7.8               6.6
CDR - Yield Break                                     9.1               7.6               6.3
% Cum Loss 1st $ Principal Loss                       8.5               7.1               5.8
CDR - 1st $ Principal Loss                            8.4               6.8               5.4

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break                                9.3               8.0               6.7
CDR - Yield Break                                     7.5               6.3               5.2
% Cum Loss 1st $ Principal Loss                       8.7               7.2               5.9
CDR - 1st $ Principal Loss                            7.0               5.6               4.7

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                                9.4               8.1               6.8
CDR - Yield Break                                     5.9               5.0               4.1
% Cum Loss 1st $ Principal Loss                       8.8               7.2               5.9
CDR - 1st $ Principal Loss                            5.5               4.4               3.9

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                3.1               6.9               5.6
CDR - Yield Break                                     8.0               6.5               5.2
% Cum Loss 1st $ Principal Loss                       7.6               6.2               4.9
CDR - 1st $ Principal Loss                            7.4               5.8               4.5

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                5.9               7.1               5.9
CDR - Yield Break                                     6.7               5.5               4.4
% Cum Loss 1st $ Principal Loss                       7.9               6.4               5.1
CDR - 1st $ Principal Loss                            6.2               4.9               3.8

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                8.7               7.3               6.1
CDR - Yield Break                                     5.4               4.5               3.6
% Cum Loss 1st $ Principal Loss                       8.1               6.6               5.3
CDR - 1st $ Principal Loss                            5.0               4.0               3.1
                                          M-10
                                               Min 0
Fwd LIBOR/Swap Shift                          -200 bp             bp              200 bp
Prepay                                    1.00x Base Case   1.00x Base Case   1.00x Base Case
---------------------------------------   ---------------   ---------------   ---------------

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break                                8.1               6.8               5.6
CDR - Yield Break                                     8.0               6.5               5.2
% Cum Loss 1st $ Principal Loss                       7.5               6.0               4.8
CDR - 1st $ Principal Loss                            7.2               5.6               4.3

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months
% Cum Loss Yield Break                                8.3               6.9               5.7
CDR - Yield Break                                     6.6               5.4               4.3
% Cum Loss 1st $ Principal Loss                       7.6               6.1               4.8
CDR - 1st $ Principal Loss                            6.0               4.7               3.6

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break                                8.4               7.0               5.7
CDR - Yield Break                                     5.2               4.2               3.4
% Cum Loss 1st $ Principal Loss                       7.7               6.2               4.8
CDR - 1st $ Principal Loss                            4.7               3.7               2.8

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                7.3               6.0               4.8
CDR - Yield Break                                     7.0               5.6               4.3
% Cum Loss 1st $ Principal Loss                       6.7               5.3               4.1
CDR - 1st $ Principal Loss                            6.4               4.9               3.6

Loss Severity: 50%                        Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                7.6               6.2               5.0
CDR - Yield Break                                     5.9               4.7               3.7
% Cum Loss 1st $ Principal Loss                       6.9               5.5               4.2
CDR - 1st $ Principal Loss                            5.4               4.2               3.1

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                7.8               6.4               5.1
CDR - Yield Break                                     4.8               3.8               3.0
% Cum Loss 1st $ Principal Loss                       7.1               5.7               4.3
CDR - 1st $ Principal Loss                            4.4               3.4               2.5



PREPAY STRESS

                                               Min 0                                                 Min 0
Fwd LIBOR/Swap Shift                          -200 bp             bp              200 bp            -200 bp             bp
Prepay                                    2.00x Base Case   1.00x Base Case   0.50x Base Case   2.00x Base Case   1.00x Base Case
---------------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break                                9.9              11.7              14.7               6.1               8.0
CDR - Yield Break                                   13.92              9.38              6.59               8.3               6.0
% Cum Loss 1st $ Principal Loss                       9.7              11.0              13.7               5.8               7.2
CDR - 1st $ Principal Loss                           13.5               8.7               6.0               7.9               5.3


Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                9.1              10.5              12.9               5.6               7.1
CDR - Yield Break                                   12.74              8.26              5.53               7.9               5.3
% Cum Loss 1st $ Principal Loss                       8.9               9.9              11.9               5.3               6.4
CDR - 1st $ Principal Loss                           12.4               7.7               5.0               7.2               4.7
                                                                 Min 0
Fwd LIBOR/Swap Shift                          200 bp            -200 bp             bp              200 bp
Prepay                                    0.50x Base Case   2.00x Base Case   1.00x Base Case   0.50x Base Case
---------------------------------------   ---------------   ---------------   ---------------   ---------------

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break                               11.2               5.1               6.9              10.2
CDR - Yield Break                                     4.6               6.9               5.1               4.1
% Cum Loss 1st $ Principal Loss                       9.9               4.7               6.1               8.8
CDR - 1st $ Principal Loss                            4.0               6.3               4.5               3.5


Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break                                9.8               4.7               6.2               8.9
CDR - Yield Break                                     3.9               6.3               4.5               3.5
% Cum Loss 1st $ Principal Loss                       8.6               4.3               5.5               7.7
CDR - 1st $ Principal Loss                            3.4               6.3               4.0               3.0

**THIS HAS NOT BEEN REVIEWED BY AN ACCOUNTANT. PLEASE SEE ATTACHED CITIGROUP DISCLAIMER

We need these matrices in addition to strats


Aggregate Loans (First Lien Only)

FICO        % of total deal    WA OLTV    Max OLTV    % Full Doc    % Owner Occ
---------   ---------------    -------    --------    ----------    -----------
484 - 499              0.43%     80.99%     100.00%         0.35%          0.40%
500 - 519              1.52%     68.79%     100.00%         1.40%          1.52%
520 - 539              3.61%     72.06%      90.00%         3.26%          3.57%
540 - 559              5.43%     72.83%      90.00%         4.74%          5.26%
560 - 579              8.79%     78.45%     100.00%         7.26%          8.52%
580 - 599             13.74%     79.16%     100.00%        11.41%         13.36%
600 - 619             16.19%     81.55%     100.00%        13.88%         15.78%
620 - 639             15.63%     81.35%     100.00%        12.84%         15.25%
640 - 659             12.96%     82.85%     100.00%        10.47%         12.49%
660 - 679              9.97%     80.37%     100.00%         7.48%          9.53%
680 - 699              5.22%     81.07%     100.00%         3.90%          5.01%
700 - 719              2.97%     79.30%     100.00%         1.88%          2.80%
720 - 739              1.51%     79.14%     100.00%         1.00%          1.46%
740 - 759              0.92%     81.45%     100.00%         0.51%          0.78%
760 - 779              0.61%     78.31%     100.00%         0.47%          0.55%
780 - 799              0.40%     75.37%      95.00%         0.20%          0.38%
800 - 800              0.11%     68.29%      90.00%         0.08%          0.11%
FICO        % IO    WAC    MARGIN    % Second Lien (Simultaneous or Silent)
---------   ----    ---    ------    --------------------------------------
484 - 499   0.00%   7.91%    4.67%                                     0.05%
500 - 519   0.00%   9.06%    5.91%                                     0.02%
520 - 539   0.00%   8.54%    5.48%                                     0.14%
540 - 559   0.00%   7.74%    4.61%                                     0.07%
560 - 579   0.00%   7.23%    4.06%                                     0.12%
580 - 599   0.00%   6.94%    3.64%                                     3.71%
600 - 619   0.00%   6.78%    3.53%                                     3.47%
620 - 639   0.00%   6.61%    3.37%                                     3.03%
640 - 659   0.00%   6.40%    3.16%                                     3.10%
660 - 679   0.00%   6.12%    2.86%                                     2.37%
680 - 699   0.00%   6.06%    2.80%                                     1.71%
700 - 719   0.00%   5.98%    2.63%                                     1.09%
720 - 739   0.00%   5.99%    2.59%                                     0.60%
740 - 759   0.00%   6.01%    2.73%                                     0.40%
760 - 779   0.00%   5.96%    2.63%                                     0.17%
780 - 799   0.00%   5.78%    2.45%                                     0.10%
800 - 800   0.00%   6.15%    2.56%                                     0.02%


IO Loans

FICO       % of total deal   WA OLTV   Max OLTV   % Full Doc   % Owner Occ   WAC   MARGIN   % Second Lien (Simultaneous or Silent)
-------    ---------------   -------   --------   ----------   -----------   ---   ------   --------------------------------------
520-539
540-559    NA                NA        NA         NA           NA            NA    NA       NA
560-579    NA                NA        NA         NA           NA            NA    NA       NA
580-599    NA                NA        NA         NA           NA            NA    NA       NA
600-619    NA                NA        NA         NA           NA            NA    NA       NA
620-639    NA                NA        NA         NA           NA            NA    NA       NA
640-659    NA                NA        NA         NA           NA            NA    NA       NA
660-679    NA                NA        NA         NA           NA            NA    NA       NA
680-699    NA                NA        NA         NA           NA            NA    NA       NA
700-719    NA                NA        NA         NA           NA            NA    NA       NA
720-739    NA                NA        NA         NA           NA            NA    NA       NA
740-759    NA                NA        NA         NA           NA            NA    NA       NA
760-779    NA                NA        NA         NA           NA            NA    NA       NA
780-800    NA                NA        NA         NA           NA            NA    NA       NA
    800+


If the deal has deep MI - we want the following:
For Non-MI Loans-only

By LTV Bucket    % of total deal    Average FICO   %<550 FICO   %full doc   %non owner
--------------   ---------------    ------------   ----------   ---------   ----------
10.00 - 50.00               3.66%            598         0.59        2.72         0.31
50.01 - 60.00               4.65%            601         0.62        3.54         0.25
60.01 - 70.00              10.22%            597         1.66        7.75         1.00
70.01 - 80.00              41.44%            613         3.94       33.17         1.41
80.01 - 90.00
90.01 - 100.00


We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately
We also need this for the total pool combined

SUMMARY OF SCENARIOS

                           1. Stepdown fail
                           2. Run to Maturity
                           3. 12 month lag
                           4. P&I Advance
                           5. Forwards as provided in Term Sheet


severity                     60     60     60     60     60     60     60     60     60     60     60     60     60     60     60
fixed prepay stress(HEP)     23     35     15     15     35     23     35     15     15     35     23     35     15     15     35
ARMS Prepay stress(CPR)      40     55     30     55     55     40     55     30     55     55     40     55     30     55     55
stress to fwd               200    200    200    300   -100    200    200    200    300   -100    200    200    200    300   -100
CLASS_NAME                  M-3    M-3    M-3    M-3    M-3    M-4    M-4    M-4    M-4    M-4    M-9    M-9    M-9    M-9    M-9
BREAKEVEN_RATE              9.8   13.6    7.8   11.3   15.3    8.6   11.8    6.8    9.6   13.4    3.9    5.0    3.4    3.9    6.4
WAL                         9.5    6.3   13.1    9.9    6.1   10.0    6.7   13.9   11.0    6.5   11.8    7.8   16.2   14.6    7.6
COLLATERAL_LOSS_PCT        11.0   10.3   12.0   10.0   11.4    9.8    9.0   10.8    8.8   10.1    4.8    4.1    5.8    3.9    5.1

Assumptions:        Run to mat
                    12 mos lag
                    Triggers fail
                    Defaults outside prepays
                    100% PPV

Assumptions


severity                45       45       55       55
Index shift              0      200        0      200

CLASS_NAME             M-4      M-4      M-4      M-4
BREAKEVEN SDA       3035.1   2634.3   2386.8   2081.1
WAL                   11.4     12.0     12.2     12.7
Coll Cum Loss (%)     11.9     10.7     12.0     10.8

CLASS_NAME             M-5      M-5      M-5      M-5
BREAKEVEN SDA       2666.3   2291.6   2110.1   1821.9
WAL                   12.0     12.6     12.7     13.2
Coll Cum Loss (%)     10.7      9.5     10.9      9.6

CLASS_NAME             M-6      M-6      M-6      M-6
BREAKEVEN SDA       2357.3   2006.3   1874.9   1602.7
WAL                   12.7     13.3     13.2     13.8
Coll Cum Loss (%)      9.7      8.5      9.8      8.6

CLASS_NAME             M-7      M-7      M-7      M-7
BREAKEVEN SDA       2052.4   1722.9   1642.4   1383.8
WAL                   13.2     13.8     13.7     14.2
Coll Cum Loss (%)      8.7      7.5      8.8      7.6

Breakeven Analysis for WFHET 2005-1

USE AT YOUR OWN RISK! THESE TABLES HAVE NOT BEEN AUDITED.

ASSUMPTIONS
SETTLE 6/29/2005
RUN TO CALL
LOSS SEVERITY 50%
ASSUME: PRICE 100 ,TRIGGER FAIL ,DELAY 24 ,ADVANCE =YES
ASSUME: DEFAULT OUTSIDE PREPAY
USED PREPAY CURVE PROVIDED
USED LOSS CURVE PROVIDED
INDEX SHIFT + 200 (INDEX= FWDS)

CLASS_NAME             M-1    M-2    M-3    M-4    M-5
------------------------------------------------------
BREAKEVEN_RATE        48.5   35.0   28.4   24.1   20.8
WAL                    5.9    6.5    6.9    7.4    7.8
COLLATERAL_LOSS_PCT   20.9   17.5   14.2   12.0   10.4



PREPAY CURVE
18% CPR for 24 months/ 60% CPR for 6 months / 12% CPR to maturity

LOSS CURVE

           Year                  Fixed Rate                  ARMs
 ------------------------ ------------------------ ------------------------|
            1                        3%                       3%           |
            2                       12%                      17%           |
            3                       20%                      25%           |
            4                       25%                      25%           |
            5                       20%                      20%           |
            6                       15%                      10%           |
            7                        5%                       0%           |
            8                        0%                       0%           |
 ------------------------ ------------------------ ------------------------|
          Total                     100%                     100%          |

Breakeven Analysis for WFHET 2005-1

USE AT YOUR OWN RISK! THESE TABLES HAVE NOT BEEN AUDITED.

ASSUMPTIONS
SETTLE 6/29/2005
LOSS SEVERITY 50%
ASSUME: PRICE 100 ,TRIGGER FAIL ,DELAY 12 ,ADVANCE =YES
ASSUME: DEFAULT OUTSIDE PREPAY

% OF PRICING PREPAY ASSUMPTION    75.00   100.00   125.00    75.00   100.00      125       75      100      125
INDEX SHIFT (INDEX= FWDS)        100.00   100.00   100.00      200      200      200      300      300      300

CLASS_NAME                          M-1      M-1      M-1      M-1      M-1      M-1      M-1      M-1      M-1
BREAKEVEN_RATE                     12.1     14.2     16.3     11.4     13.5     15.7     10.9     13.0     15.3
WAL                                11.8      9.1      7.1     11.8      9.1      7.3     11.9      9.1      7.3
COLLATERAL_LOSS_PCT                17.5     16.2     15.3     16.8     15.6     14.9     16.3     15.2     14.6

CLASS_NAME                          M-2      M-2      M-2      M-2      M-2      M-2      M-2      M-2      M-2
BREAKEVEN_RATE                     10.1     11.6     13.3      9.5     11.0     12.7      9.0     10.6     12.3
WAL                                12.8      9.5      7.6     13.0      9.7      7.7     13.0      9.9      7.8
COLLATERAL_LOSS_PCT                15.4     13.9     13.0     14.7     13.3     12.5     14.1     12.9     12.2

CLASS_NAME                          M-3      M-3      M-3      M-3      M-3      M-3      M-3      M-3      M-3
BREAKEVEN_RATE                      8.9     10.2     11.6      8.3      9.6     11.0      7.9      9.2     10.6
WAL                                14.1     10.9      8.7     14.2     11.0      8.8     14.7     11.3      8.8
COLLATERAL_LOSS_PCT                13.9     12.5     11.6     13.2     11.9     11.1     12.7     11.5     10.7

Assumptions

12 mo lag
50% LS

stress to fwd                 0      100      200      300




% OF Pricing assumption     100%     100%     100%     100%
CLASS_NAME                  M-9      M-9      M-9      M-9
BREAKEVEN_RATE              5.3      4.7      4.2      3.9
WAL                        13.5     13.8     14.0     14.2
Cum Loss %                  7.2      6.5      5.9      5.4

% OF Pricing assumption      75%      75%      75%      75%
CLASS_NAME                  M-9      M-9      M-9      M-9
BREAKEVEN CDR               5.1      4.5      4.1      3.7
WAL                        17.2     17.6     17.9     18.2
Cum Loss %                  8.8      8.0      7.3      6.7

% OF Pricing assumption     125%     125%     125%     125%
CLASS_NAME                  M-9      M-9      M-9      M-9
BREAKEVEN CDR               5.6      5.0      4.5      4.2
WAL                        10.8     10.9     11.1     11.2
Cum Loss %                  6.1      5.5      5.0      4.6